UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-21993

RevenueShares ETF Trust

(Exact name of registrant as specified in charter)

One Commerce Square,
2005 Market Street Suite 2020
Philadelphia, Pennsylvania 19103

(Address of principal executive offices) (Zip code)

Vincent T. Lowry
One Commerce Square,
2005 Market Street Suite 2020
Philadelphia, Pennsylvania 19103

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-877-738-8870

Date of fiscal year end: June 30

Date of reporting period: July 1, 2011 – June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

RevenueShares™ ETF Trust
Annual Report to Shareholders

June 30, 2012

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1

Letter To Shareholders

August 2012

Dear Shareholder:

As the RevenueShares Fiscal Year ended June 30, 2012, five of the RevenueShares ETFs experienced negative returns during the period, while the Large Cap Revenue Weighted S&P 500 returned +2.59%, net of fees: The global equity markets were negatively impacted by the European banking and political turmoil as well as a slower growth rate experienced in China.

Total NAV Returns for the Fiscal Year ended June 30, 2012:

•	RWL, RevenueShares Large Cap Fund +2.59% vs. S&P 500 Index, +5.45%
•	RWK, RevenueShares Mid Cap Fund -2.72% vs. S&P 400 Index, -2.33%
•	RWJ, RevenueShares Small Cap Fund -1.75% vs. S&P 600 Index, +1.43%
•	RTR, RevenueShares ADR Index Fund -16.3% vs. S&P ADR Index, -12.57%
•	RWW, RevenueShares Financial Sector Index Fund -5.95% vs. S&P Financial Sector Index, -2.68%
•	RWV, RevenueShares Navellier Overall A-100 Index Fund -7.61% vs. Navellier Market Cap Index, -7.84%

The third quarter of 2011 and second quarter of 2012 were periods of significant market volatility on the downside. The RevenueShares Mid and Small Cap Funds were most affected by the July/August 2011 downturn, as they experienced their most difficult quarter since 2008. Both the actual and feared slow down in global economic activity during the 3rd quarter of 2011 affected the RevenueShares Mid and Small Cap S&P Revenue Weighted Funds, primarily due the Mid Cap Fund’s exposure to energy and the Small Cap Fund’s exposure to certain health care companies. The RevenueShares Large Cap Fund pulled through this period, despite significant underweighting to technology, versus the cap weighted S&P 500. The Fund experienced a strong rally from the fourth quarter 2011 through the third quarter of 2012, producing a positive return for the fiscal year.

The RevenueShares ADR Fund, which has about a 20% exposure to emerging markets as well as China, experienced a significant downturn with a -16.3% return for the fiscal year. The ongoing European banking and political turmoil has weighed heavily on investor confidence on a global scale. Negative investor behavior continued through the second quarter of 2012, as global markets once again experienced downward volatility during the 2nd quarter 2012. The Financial Sector fund had a significant weighting to money center and global based banks during the period which resulted in a very difficult 3rd quarter 2011, however, the Fund rallied significantly since the 3rd quarter 2011 downturn.

The RevenueShares Large Cap Fund not only trailed in the technology sector, but experienced head winds in the consumer discretion sector as well. This sector typically underperforms during periods of economic slowdown and during expansions this sector is typically a leader.

The RevenueShares Mid Cap Fund has been has been a solid performer for the past three years, but experienced a setback as a result of the Fund’s energy and technology holdings during the fiscal year.

The RevenueShares Small Cap Fund has been a very strong performer for the past three years. However, the Funds technology and health care holdings trimmed its returns for the fiscal year.

The RevenueShares ADR Fund, which has exposure to both developed and emerging markets, experienced a significant downturn primarily due to its China and other emerging market holdings. We believe these two asset classes will perform well over the long term and are very comfortable with the Fund’s exposure to this market.

The RevenueShares Financial Sector Fund has significant weightings to large money centers and global banks. We believe as economic conditions improve the money center banks will experience solid earnings growth over the next several years.

The RevenueShares Navellier Overall A-100 Fund has a growth and momentum bias to its holdings and we expect this Fund to respond very well in an earnings expansion environment.

2

Letter To Shareholders — concluded

Both the economy and equity markets face challenges going forward, however, VTL Associates believes that the valuations in the equity markets are compelling, and with the low interest rate environment, we believe that equities will be the best performing asset class over the next 12 months.

Vincent T. Lowry
C.E.O. and Chief Investment Officer
VTL Associates, LLC

An investment in the Funds is subject to investment risk, including the possible loss of principal amount invested. Fund returns may not match the return of their respective Index, known as non-correlation risk, due to operating expenses incurred by the Funds. The alternative weighting approach employed by the Funds (i.e., using revenues as a weighting measure), while designed to enhance potential returns, may not produce the desired results. The risks associated with each specific fund are detailed in the prospectus and could include factors such as increased volatility risk, small and medium capitalization stock risk, concentration risk, non-diversification risk, financials sector risk, American Depositary Receipt risk, currency exchange risk, foreign market risk, growth style investing risk, portfolio turnover risk, and/or special risks of exchange-traded funds.

The S&P 500® Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The S&P MidCap 400™ Index consists of 400 domestic mid cap stocks selected for market size, liquidity and industry group representation. The S&P SmallCap 600TM Index consists of 600 domestic small cap stocks selected for market size, liquidity and industry group representation. The S&P 500® Financials Index is a stock market index comprised of large cap companies that Standard & Poor’s® deems to be part of the Financials sector of the U.S. economy, using Global Industry Classification Standards. S&P® ADR Index is a U.S. dollar denominated index of the non-U.S. companies contained in the S&P® Global 1200 Ex U.S. Index. The S&P® Global 1200 Ex U.S. Index is a free-float weighted global index covering 29 countries and approximately 70% of the world’s capital markets. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. One cannot invest directly in an index.

RevenueShares ETFs are not sponsored, endorsed, sold or promoted by Standard & Poor’s. Standard & Poor’s makes no representation regarding the advisability of investing in RevenueShares ETFs.

The views in this letter were those of the Fund manager as of the publication of the report and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Funds’ present investment methodology and do not constitute investment advice.

A Fund’s per share net asset value or “NAV” is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of a Fund and the market return is based on the market price per share of a Fund. The price used to calculate market return (“Market Price”) is determined by using the mean of the bid and offer on the primary stock exchange on which the shares of the Fund are listed for trading when the Fund’s NAV is calculated at market close. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. Price to earnings ratio is the value of a company’s stock price relative to company earnings.

3

Management Discussion of Fund Performance

June 30, 2012

RevenueShares Large Cap Fund™ (Ticker: RWL)

The Fund seeks to achieve its investment objective of outperforming the total return performance of the S&P 500 Index (“S&P 500”) by investing in the constituent securities of the S&P 500 in the same proportions as the RevenueShares Large Cap Index. The S&P 500 is a stock market index comprised of a representative sample of common stocks of 500 leading companies in leading industries of the United States economy selected by Standard & Poor’s®. Under normal circumstances, the Fund will invest at least 80% of its net assets in the securities of large capitalization companies included in the S&P 500 and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines large capitalization companies as companies that are included in the S&P 500 at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

The RevenueShares Large Cap Fund not only trailed in the technology sector, but experienced head winds in the consumer discretion sector as well. This sector typically underperforms during periods of economic slowdown and during expansions this sector is typically a leader.

Among the top and bottom performing Fund holdings for the fiscal year 6/30/2012, the top three performers were Motorola Mobility (+81.39%), Expedia (+77.74%), Apple Inc (+73.98%), while the bottom three performers in this group were Netflix (–73.93%) Alpha Natural Resource, (–80.83%), and First Solar (–88.61%).

4

Management Discussion of Fund Performance — continued

	Cumulative Total Return		Average Annual Total Return
Fund Performance History (%)	As of June 30, 2012		As of June 30, 2012
		Since Inception		Since Inception
	1 Year	(February 22, 2008)	1 Year	(February 22, 2008)
Index
RevenueShares Large Cap Index™	3.16%	11.16%	3.16%	2.30%
S&P 500 Index	5.45%	11.76%	5.45%	2.59%
Fund
NAV Return	2.59%	6.90%	2.59%	1.54%
Market Price	2.57%	8.76%	2.57%	1.95%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Large Cap Fund’s annual operating expense ratio (gross) is 0.73% and the net expense ratio is 0.49%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. This agreement is in effect until October 31, 2012. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.revenuesharesetfs.com.

Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs or other expenses that would be incurred by a portfolio or fund, or brokerage commissions on transactions in Fund shares. Such fees, expenses and commissions reduce Fund returns. RevenueShares Large Cap Index™ returns became publicly available on January 3, 2006. Index returns do not represent Fund returns. One cannot invest directly in an index.

5

Management Discussion of Fund Performance — continued

June 30, 2012

RevenueShares Mid Cap Fund™ (Ticker: RWK)

The Fund seeks to achieve its investment objective of outperforming the total return performance of the S&P MidCap 400 Index (“S&P MidCap 400”) by investing in the constituent securities of the S&P MidCap 400 in the same proportions as the RevenueShares Mid Cap. The S&P MidCap 400 is a stock market index comprised of common stock of 400 mid-sized companies selected by Standard & Poor’s®. Under normal circumstances, the Fund will invest at least 80% of its net assets in the securities of mid capitalization companies included in the S&P MidCap 400 Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines mid capitalization companies as companies that are included in the S&P MidCap 400 at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

The RevenueShares Mid Cap Fund has been a solid performer for the past three years, but experienced a setback as a result of the Fund’s energy and technology holdings during the fiscal year.

Among the top and bottom performing Fund holdings for the fiscal year 6/30/2012, the top three performers were Regeneron Pharmaceuticals (+111.69%), Fortune Brands (+81.40%), Monster Beverage Corp. (+75.91%), while the bottom three performers in this group were Arch Coal (–74.74%), Green Mountain Coffee Roasters (–76.50%), and Patriot Coal Corp (–94.91%).

6

Management Discussion of Fund Performance — continued

	Cumulative Total Return		Average Annual Total Return
Fund Performance History (%)	As of June 30, 2012		As of June 30, 2012
		Since Inception		Since Inception
	1 Year	(February 22, 2008)	1 Year	(February 22, 2008)
Index
RevenueShares Mid Cap Index™	-1.53%	30.43%	-1.53%	6.29%
S&P MidCap 400 Index	-2.33%	26.50%	-2.33%	5.54%
Fund
NAV Return	-2.72%	25.39%	-2.72%	5.34%
Market Price	-2.80%	26.95%	-2.80%	5.63%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Mid Cap Fund’s annual operating expense ratio (gross) is 0.81% and the net expense ratio is 0.54%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. This agreement is in effect until October 31, 2012. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. For the Fund’s most recent month end performance please visit www.revenuesharesetfs.com.

Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs or other expenses that would be incurred by a portfolio or fund, or brokerage commissions on transactions in Fund shares. Such fees, expenses and commissions reduce returns. RevenueShares Mid Cap Index™ returns became publicly available on January 3, 2006. Index returns do not represent Fund returns. One cannot invest directly in an index.

7

Management Discussion of Fund Performance — continued

June 30, 2012

RevenueShares Small Cap Fund™ (Ticker: RWJ)

The Fund seeks to achieve its investment objective of outperforming the total return performance of the S&P Small Cap 600 Index (“S&P Small Cap 600”) by investing in the constituent securities of the S&P Small Cap 600 in the same proportions as the RevenueShares Small Cap. The S&P Small Cap 600 is a stock market index comprised of 600 common stocks of small-cap companies selected by Standard & Poor’s® based on inclusion criteria to ensure that they are investable and financially viable. Under normal circumstances, the Fund will invest at least 80% of its net assets in the securities of small capitalization companies included in the S&P SmallCap 600 Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines small capitalization companies as companies that are included in the S&P Small Cap 600 at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

The RevenueShares Small Cap Fund has been a very strong performer for the past three years. However, the Funds technology and health care holdings trimmed its returns for the fiscal year.

Among the top and bottom performing Fund holdings for the fiscal year 6/30/2012, the top three performers were Multimedia Games Inc. (+207.69%), Arctic Cat Inc. (+172.22%), Questor Pharmaceutical (+120.91%), while the bottom three performers in this group were Nci Inc. (–82.17%), Thq Inc, (–85.08%), and Savient Pharmaceutical (–92.78%).

8

Management Discussion of Fund Performance — continued

	Cumulative Total Return		Average Annual Total Return
Fund Performance History (%)	As of June 30, 2012		As of June 30, 2012
		Since Inception		Since Inception
	1 Year	(February 22, 2008)	1 Year	(February 22, 2008)
Index
RevenueShares Small Cap Index™	-1.07%	43.55%	-1.07%	8.68%
S&P SmallCap 600 Index	1.43%	27.75%	1.43%	5.78%
Fund
NAV Return	-1.75%	38.13%	-1.75%	7.70%
Market Price	-1.67%	39.55%	-1.67%	7.96%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Small Cap Fund’s annual operating expense ratio (gross) is 0.83% and the net expense ratio is 0.54%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. This agreement is in effect until October 31, 2012. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.revenuesharesetfs.com.

Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs or other expenses that would be incurred by a portfolio or fund, or brokerage commissions on transactions in Fund shares. Such fees, expenses and commissions reduce returns. RevenueShares Small Cap Index™ returns became publicly available on January 3, 2006. Index returns do not represent Fund returns. One cannot invest directly in an index.

9

Management Discussion of Fund Performance — continued

June 30, 2012

RevenueShares Financials Sector Fund™ (Ticker: RWW)

The Fund seeks to achieve its investment objective of outperforming the total return performance of the S&P 500® Financials Index by investing in the constituent securities of the S&P 500® Financials Index in the same proportions as the RevenueShares Financials Sector Index. The S&P 500® Financials Index is a stock market index comprised of large cap companies that Standard & Poor’s® deems to be part of the Financials sector of the United States economy, using the Global Industry Classification Standard. It is a subset of the S&P 500® Index and includes companies involved in activities such as: banking; mortgage finance; consumer finance; specialized finance; investment banking and brokerage; asset management and custody; corporate lending; insurance; financial investment; and real estate, including real estate investment trusts (“REITs”). Under normal circumstances, the Fund will invest at least 80% of its net assets in Financials companies included in the S&P 500® Financials Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Financials companies as companies that are included in the S&P 500® Financials Index at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

The RevenueShares Financial Sector Fund has significant weightings to large money centers and global banks. We believe as economic conditions improve the money center banks will experience solid earnings growth over the next several years.

Among the top and bottom performing Fund holdings for the fiscal year 6/30/2012, the top three performers were Simon Property Group Inc. (+37.88%), Cincinnati Financial Corp. (+37.27%), Discovery Financial Services (+30.82%), while the bottom three performers in this group were Leucadia National (–36.91%), E*TRADE Financial Corp. (–41.73%), and Genworth Financial (–44.94%).

10

Management Discussion of Fund Performance — continued

	Cumulative Total Return		Average Annual Total Return
Fund Performance History (%)	As of June 30, 2012		As of June 30, 2012
		Since Inception		Since Inception
	1 Year	(November 10, 2008)	1 Year	(November 10, 2008)
Index
RevenueShares Financials Sector Index™	-5.44%	23.10%	-5.44%	5.88%
S&P 500 Financials Index	-2.68%	11.02%	-2.68%	3.84%
S&P 500 Index	5.45%	60.62%	5.45%	13.92%
Fund
NAV Return	-5.95%	33.45%	-5.95%	8.27%
Market Price	-5.93%	32.94%	-5.93%	8.16%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Financials Sector Fund’s annual operating expense ratio (gross) is 1.03% and the net expense ratio is 0.49%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. This agreement is in effect until October 31, 2012. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.revenuesharesetfs.com.

Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs or other expenses that would be incurred by a portfolio or fund, or brokerage commissions on transactions in Fund shares. Such fees, expenses and commissions reduce returns. RevenueShares Financials Sector Index™ returns became publicly available on October 1, 2008. Index returns do not represent Fund returns. One cannot invest directly in an index.

11

Management Discussion of Fund Performance — continued

June 30, 2012

RevenueShares ADR Fund™ (Ticker: RTR)

The Fund seeks to achieve its investment objective of outperforming the total return performance of the S&P ADR Index by investing in the constituent securities of the S&P ADR Index in the same proportions as the RevenueShares ADR Index. The RevenueShares ADR Index is constructed using a rules-driven methodology, which re-weights the constituent securities of the S&P ADR Index according to the revenue earned by the companies in that index, subject to certain tax diversification requirements. The RevenueShares ADR Index generally contains the same securities as the S&P ADR Index, but in different proportions. Constituent securities that are added to or removed from the S&P ADR Index during a calendar quarter are generally added to and removed from the RevenueShares ADR Index on a quarterly basis. The S&P ADR Index is a U.S. dollar denominated version of the S&P Global 1200 Ex U.S. Index and is based on the non-U.S. stocks of the S&P Global 1200. American Depositary Receipts (“ADRs”) are certificates that represent a U.S. dollar denominated equity ownership in a foreign company and offer U.S. investors the same economic benefits enjoyed by the shareholders of that company. Typically, ADRs are listed and traded on U.S. exchanges and trade in U.S. dollars just like any other U.S.-domiciled security. Since not all foreign companies offer ADR programs, the S&P ADR Index is made up of those companies from the S&P Global 1200 who make available ADRs that are offered or listed on a U.S. exchange, global shares or, in the case of Canadian equities, ordinary shares, all of which are traded on a U.S. exchange. Under normal circumstances, the Fund will invest at least 80% of its net assets in ADRs included in the S&P ADR Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

The RevenueShares ADR Fund, which has exposure to both developed and emerging markets, experienced a significant downturn primarily due to its China and other emerging market holdings. We believe these two asset classes will perform well over the long term and are very comfortable with the Fund’s exposure to this market.

Among the top and bottom performing Fund holdings for the fiscal year 6/30/2012, the top three performers were Credicorp Ltd. (+48.80%), Ecopetrol S A (+46.44%), Asmld Holdings Nv (+40.49%), while the bottom three performers in this group were Alcatel-Lucent (–71.75%), Research in Motion Limited (–74.38%), and National Bank of Greece S A. (–76.08%).

12

Management Discussion of Fund Performance — continued

	Cumulative Total Return		Average Annual Total Return
Fund Performance History (%)	As of June 30, 2012		As of June 30, 2012
		Since Inception		Since Inception
	1 Year	(November 18, 2008)	1 Year	(November 18, 2008)
Index
RevenueShares ADR Index™	-15.75%	49.50%	-15.75%	11.77%
S&P ADR Index	-12.57%	32.53%	-12.57%	11.38%
MSCI EAFE Index (net)	-13.36%	41.58%	-13.36%	10.39%
Fund
NAV Return	-16.30%	56.60%	-16.30%	13.24%
Market Price	-16.32%	56.29%	-16.32%	13.17%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the ADR Fund’s annual operating expense ratio (gross) is 0.99% and the net expense ratio is 0.49%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. This agreement is in effect until October 31, 2012. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.revenuesharesetfs.com.

Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs or other expenses that would be incurred by a portfolio or fund, or brokerage commissions on transactions in Fund shares. Such fees, expenses and commissions reduce returns. RevenueShares ADR Index™ returns became publicly available on October 1, 2008. Index returns do not represent Fund returns. One cannot invest directly in an index.

The MSCI EAFE Index (Europe, Australasia, Far East) adjusts the market capitalization of index constituents for free float and targets for index inclusion 85% of free float-adjusted market capitalization in each industry group in developed market countries, excluding the U.S. and Canada.

13

Management Discussion of Fund Performance — continued

June 30, 2012

RevenueShares Navellier Overall A-100 Fund™ (Ticker: RWV)

The Fund seeks to achieve its investment objective of outperforming the total return performance of the Navellier Overall A-100 Index by investing in the constituent securities of the Navellier Overall A-100 Index in the same proportions as the RevenueShares Navellier Overall A-100 Index. The Navellier Overall A-100 Index is constructed from companies that are traded on the New York Stock Exchange, Nasdaq Stock Exchange or American Stock Exchange that have over 2,500 shares traded daily, a closing price over $1, and companies that have been public for at least one year. This universe of companies is narrowed through a combination of quantitative and fundamental screens to select the top 100 of the total universe. This is accomplished by implementing a multi-factor model that encompasses nine factors, one of which is quantitative based and eight that are fundamental. The quantitative factor begins with a computer-driven analysis based on Modern Portfolio Theory. The Index calculates reward (alpha) and risk (standard deviation) characteristics for the universe of approximately 4,800 stocks. Trailing 52-week “alphas” (measure of return independent of the market) are divided by trailing 52-week “standard deviations” (measure of volatility or risk) to create a “reward/risk” ratio. This factor has the highest weight in the Navellier Overall A-100 Index.

The RevenueShares Navellier Overall A- 100 Fund has a growth and momentum bias to its holdings and we expect this Fund to respond very well in an earnings expansion environment.

Among the top and bottom performing Fund holdings for the fiscal year 6/30/2012, the top three performers were Akorn Inc. (+125.28%), Spectrum Inc (+97.46%), Monster Beverage Corp. (+75.91%), while the bottom three performers in this group were Fuwei Films Holdings (–58.66%), Travelzoo Inc (–62.90%), and Diamonds Foods Inc. (–64.56%).

14

Management Discussion of Fund Performance — concluded

	Cumulative Total Return		Average Annual Total Return
Fund Performance History (%)	As of June 30, 2012		As of June 30, 2012
		Since Inception		Since Inception
	1 Year	(January 21, 2009)	1 Year	(January 21, 2009)
Index
RevenueShares Navellier Overall A-100 Index™	-6.71%	60.90%	-6.71%	14.84%
Navellier Overall A-100 Index	-7.84%	58.92%	-7.84%	12.13%
Russell 3000 Index	3.84%	77.61%	3.84%	18.19%
Fund
NAV Return	-7.61%	57.83%	-7.61%	14.22%
Market Price	-7.93%	57.60%	-7.93%	14.17%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Navellier Overall A-100 Fund’s annual operating expense ratio (gross) is 1.60% and the net expense ratio is 0.60%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. This agreement is in effect until October 31, 2012. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.revenuesharesetfs.com.

Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs or other expenses that would be incurred by a portfolio or fund, or brokerage commissions on transactions in Fund shares. Such fees, expenses and commissions reduce returns. RevenueShares Navellier Overall A-100 Index™ returns became publicly available on December 31, 2008. Index returns do not represent Fund returns. One cannot invest directly in an index.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

15

Shareholder Expense Examples

As a shareholder of a RevenueShares ETF, you incur two types of costs: (1) transaction costs for purchasing and selling shares and (2) ongoing costs, including advisory fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The actual and hypothetical expense examples below are based on an investment of $1,000 held for the entire six-month period from January 1, 2012 to June 30, 2012.

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Six Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense Ratios	During the
	Value	Value	for the Six Month	Six Month
	1/1/2012	6/30/2012	Period	Period†
RevenueShares Large Cap Fund
Actual	$1,000.00	$1,087.15	0.49%	$2.54
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.49%	$2.46
RevenueShares Mid Cap Fund
Actual	$1,000.00	$1,063.58	0.54%	$2.77
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	0.54%	$2.72
RevenueShares Small Cap Fund
Actual	$1,000.00	$1,052.26	0.54%	$2.76
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	0.54%	$2.72
RevenueShares Financials Sector Fund
Actual	$1,000.00	$1,156.67	0.49%	$2.63
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.49%	$2.46
RevenueShares ADR Fund
Actual	$1,000.00	$1,002.52	0.49%	$2.44
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.49%	$2.46
RevenueShares Navellier Overall A-100 Fund
Actual	$1,000.00	$1,060.86	0.60%	$3.07
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	0.60%	$3.02
†	Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 182/366 (to reflect the six-month period).
16

Schedule of Investments Summary Tables

(Unaudited)

RevenueShares Large Cap Fund		RevenueShares Mid Cap Fund		RevenueShares Small Cap Fund

	% of		% of		% of
Industry	Net Assets	Industry	Net Assets	Industry	Net Assets
Automobiles & Components	1.9%	Automobiles & Components	0.3%	Automobiles & Components	0.6%
Banks	1.9	Banks	2.0	Banks	2.7
Capital Goods	8.5	Capital Goods	14.8	Capital Goods	11.7
Commercial & Professional Services	0.6	Commercial & Professional Services	4.0	Commercial & Professional Services	5.9
Consumer Durables & Apparel	1.0	Consumer Durables & Apparel	2.9	Consumer Durables & Apparel	4.9
Consumer Services	1.1	Consumer Services	2.1	Consumer Services	5.0
Diversified Financials	5.7	Diversified Financials	1.3	Diversified Financials	1.5
Energy	17.1	Energy	6.6	Energy	3.2
Food & Staples Retailing	8.7	Food & Staples Retailing	4.1	Food & Staples Retailing	4.0
Food, Beverage & Tobacco	4.7	Food, Beverage & Tobacco	3.0	Food, Beverage & Tobacco	2.9
Health Care Equipment & Services	7.3	Health Care Equipment & Services	9.2	Health Care Equipment & Services	8.5
Household & Personal Products	1.5	Household & Personal Products	0.7	Household & Personal Products	0.6
Insurance	5.8	Insurance	5.3	Insurance	2.5
Materials	3.6	Materials	7.8	Materials	7.9
Media	2.9	Media	1.4	Media	1.4
Money Market Fund	2.8	Money Market Fund	4.9	Money Market Fund	4.1
Pharmaceuticals, Biotechnology		Pharmaceuticals, Biotechnology		Pharmaceuticals, Biotechnology
& Life Sciences	3.5	& Life Sciences	1.2	& Life Sciences	1.4
Real Estate Investment Trusts	0.4	Real Estate Investment Trusts	1.5	Real Estate Investment Trusts	1.3
Retailing	5.8	Real Estate Management		Real Estate Management
Semiconductors & Semiconductor		& Development	0.3	& Development	0.0 †
Equipment	1.2	Retailing	7.4	Retailing	10.8
Software & Services	4.0	Semiconductors & Semiconductor		Semiconductors & Semiconductor
Technology Hardware & Equipment	4.9	Equipment	1.2	Equipment	2.5
Telecommunication Services	3.0	Software & Services	3.7	Software & Services	4.4
Transportation	1.7	Technology Hardware & Equipment	11.3	Technology Hardware & Equipment	10.0
Utilities	3.2	Telecommunication Services	0.6	Telecommunication Services	0.8
Total Investments	102.8	Transportation	3.5	Transportation	2.1
Liabilities in Excess of Other Assets	(2.8)	Utilities	4.3	Utilities	3.4
Net Assets	100.0%	Total Investments	105.4	Total Investments	104.1
		Liabilities in Excess of Other Assets	(5.4)	Liabilities in Excess of Other Assets	(4.1)
		Net Assets	100.0%	Net Assets	100.0%

RevenueShares Financial Sector Fund		RevenueShares ADR Fund		RevenueShares Navellier Overall
				A-100 Fund

	% of		% of		% of
Industry	Net Assets	Industry	Net Assets	Industry	Net Assets
Capital Markets	11.5%	Automobiles & Components	5.4%	Banks	1.6%
Commercial Banks	13.4	Banks	12.3	Capital Goods	6.8
Consumer Finance	4.7	Capital Goods	3.0	Commercial & Professional Services	1.1
Diversified Financial Services	25.1	Consumer Durables & Apparel	3.1	Consumer Durables & Apparel	6.6
Insurance	41.8	Consumer Services	0.3	Consumer Services	2.5
Money Market Fund	0.0 †	Diversified Financials	3.8	Diversified Financials	0.8
Paper & Forest Products	0.5	Energy	35.5	Energy	3.4
Real Estate Investment Trusts	2.2	Food & Staples Retailing	0.5	Food & Staples Retailing	2.9
Real Estate Management		Food, Beverage & Tobacco	3.1	Food, Beverage & Tobacco	9.1
& Development	0.4	Health Care Equipment & Services	0.3	Health Care Equipment & Services	1.3
Thrifts & Mortgage Finance	0.3	Insurance	4.3	Household & Personal Products	1.7
Total Investments	99.9	Materials	7.3	Insurance	8.2
Other Assets in Excess of Liabilities	0.1	Media	0.8	Materials	1.7
Net Assets	100.0%	Money Market Fund	2.5	Media	2.0
		Pharmaceuticals, Biotechnology		Money Market Fund	3.0
		& Life Sciences	3.2	Pharmaceuticals, Biotechnology
		Real Estate	0.3	& Life Sciences	4.4
		Semiconductors & Semiconductor		Real Estate	1.6
		Equipment	0.5	Retailing	26.7
		Software & Services	0.3	Semiconductors & Semiconductor
		Technology Hardware & Equipment	2.6	Equipment	0.1
		Telecommunication Services	10.6	Software & Services	8.7
		Transportation	0.4	Technology Hardware & Equipment	8.8
		Utilities	2.0	Transportation	0.3
		Total Investments	102.1	Total Investments	103.3
		Liabilities in Excess of Other Assets	(2.1)	Liabilities in Excess of Other Assets	(3.3)
		Net Assets	100.0%	Net Assets	100.0%

†	Less than 0.05%
17

Schedule of Investments

RevenueShares Large Cap Fund

June 30, 2012

Investments	Shares	Value
COMMON STOCKS—100.0%
Automobiles & Components—1.9%
BorgWarner, Inc.*(a)	1,588	$104,157
Ford Motor Co.	197,614	1,895,118
Goodyear Tire & Rubber Co.*	29,843	352,446
Harley-Davidson, Inc.	1,628	74,449
Johnson Controls, Inc.	21,589	598,231
Total Automobiles & Components		3,024,401

Banks—1.9%
BB&T Corp.	5,196	160,297
Comerica, Inc.	1,349	41,428
Fifth Third Bancorp	8,163	109,384
First Horizon National Corp.	3,083	26,668
Hudson City Bancorp, Inc.	6,178	39,354
Huntington Bancshares, Inc.	7,546	48,294
KeyCorp	10,109	78,244
M&T Bank Corp.	836	69,028
People's United Financial, Inc.	1,687	19,586
PNC Financial Services Group, Inc.	4,273	261,123
Regions Financial Corp.	18,556	125,253
SunTrust Banks, Inc.	6,675	161,735
U.S. Bancorp	10,432	335,493
Wells Fargo & Co.	42,522	1,421,936
Zions Bancorporation	2,215	43,015
Total Banks		2,940,838

Capital Goods—8.5%
3M Co.	5,240	469,504
Boeing Co.	14,128	1,049,710
Caterpillar, Inc.	10,028	851,478
Cooper Industries PLC, Class A	1,223	83,384
Cummins, Inc.	2,840	275,224
Danaher Corp.	4,479	233,266
Deere & Co.	6,186	500,262
Dover Corp.	2,253	120,783
Eaton Corp.(a)	6,272	248,559
Emerson Electric Co.	8,019	373,525
Fastenal Co.	1,037	41,802
Flowserve Corp.	629	72,178
Fluor Corp.	7,226	356,531
General Dynamics Corp.	7,799	514,422
General Electric Co.	113,505	2,365,444
Goodrich Corp.	958	121,570
Honeywell International, Inc.	10,003	558,568
Illinois Tool Works, Inc.	4,998	264,344
Ingersoll-Rand PLC	5,773	243,505
Jacobs Engineering Group, Inc.*	4,340	164,312
Joy Global, Inc.	1,139	64,615
L-3 Communications Holdings, Inc.	3,292	243,641
Lockheed Martin Corp.(a)	8,736	760,731
Masco Corp.	8,430	116,924
Northrop Grumman Corp.	6,754	430,838
PACCAR, Inc.	5,711	223,814
Pall Corp.	771	42,259
Parker Hannifin Corp.	2,311	177,670
Precision Castparts Corp.	560	92,114
Quanta Services, Inc.*	2,858	68,792
Raytheon Co.	7,233	409,315
Rockwell Automation, Inc.	1,297	85,680

Investments	Shares	Value
Rockwell Collins, Inc.	1,522	$75,111
Roper Industries, Inc.	422	41,601
Snap-On, Inc.	725	45,131
Textron, Inc.	6,757	168,047
Tyco International Ltd.	5,036	266,153
United Technologies Corp.	12,008	906,964
W.W. Grainger, Inc.	649	124,115
Xylem, Inc./NY	2,414	60,760
Total Capital Goods		13,312,646

Commercial & Professional Services—0.6%
Avery Dennison Corp.	3,661	100,092
Cintas Corp.	1,686	65,096
Dun & Bradstreet Corp.	398	28,326
Equifax, Inc.	648	30,197
Iron Mountain, Inc.	1,456	47,990
Pitney Bowes, Inc.(a)	5,604	83,892
R.R. Donnelley & Sons Co.(a)	14,995	176,491
Republic Services, Inc.	4,914	130,024
Robert Half International, Inc.	1,980	56,568
Stericycle, Inc.*	282	25,851
Waste Management, Inc.	6,315	210,921
Total Commercial & Professional Services		955,448

Consumer Durables & Apparel—1.0%
Coach, Inc.	1,037	60,644
D.R. Horton, Inc.	3,266	60,029
Fossil, Inc.*(a)	500	38,270
Harman International Industries, Inc.	1,508	59,717
Hasbro, Inc.(a)	1,924	65,166
Leggett & Platt, Inc.	2,754	58,192
Lennar Corp., Class A	1,751	54,123
Mattel, Inc.	3,017	97,871
Newell Rubbermaid, Inc.	5,003	90,754
NIKE, Inc., Class B	3,128	274,576
Pulte Group, Inc.*	6,684	71,519
Ralph Lauren Corp., Class A	592	82,916
Stanley Black & Decker, Inc.	2,504	161,157
VF Corp.	956	127,578
Whirlpool Corp.	4,773	291,917
Total Consumer Durables & Apparel		1,594,429

Consumer Services—1.1%
Apollo Group, Inc., Class A*	2,250	81,428
Carnival Corp.(a)	6,924	237,285
Chipotle Mexican Grill, Inc., Class A*	81	30,776
Darden Restaurants, Inc.	2,249	113,867
DeVry, Inc.	1,225	37,938
H&R Block, Inc.	3,313	52,942
International Game Technology	2,002	31,531
Marriott International, Inc., Class A	4,835	189,532
McDonald's Corp.	4,673	413,701
Starbucks Corp.	3,245	173,023
Starwood Hotels & Resorts
Worldwide, Inc.	1,603	85,023
Wyndham Worldwide Corp.	1,259	66,400
Wynn Resorts Ltd.	773	80,176
Yum! Brands, Inc.	2,862	184,370
Total Consumer Services		1,777,992

The accompanying notes are an integral part of these financial statements.

18

Schedule of Investments — continued

RevenueShares Large Cap Fund

June 30, 2012

Investments	Shares	Value
Diversified Financials—5.7%
American Express Co.	8,692	$505,961
Ameriprise Financial, Inc.	3,173	165,821
Bank of America Corp.	219,881	1,798,627
Bank of New York Mellon Corp.	11,509	252,623
BlackRock, Inc., Class A	844	143,328
Capital One Financial Corp.	5,354	292,650
Charles Schwab Corp.	6,051	78,239
Citigroup, Inc.	56,623	1,552,036
CME Group, Inc., Class A	189	50,673
Discover Financial Services	3,840	132,787
E*Trade Financial Corp.*	4,596	36,952
Federated Investors, Inc., Class B	670	14,639
Franklin Resources, Inc.	1,015	112,655
Goldman Sachs Group, Inc.	6,363	609,957
IntercontinentalExchange, Inc.*	150	20,397
Invesco Ltd.	2,942	66,489
JPMorgan Chase & Co.	49,962	1,785,142
Legg Mason, Inc.	1,694	44,671
Leucadia National Corp.	1,355	28,821
Moody's Corp.	1,009	36,879
Morgan Stanley	46,121	672,905
NASDAQ OMX Group, Inc.	2,397	54,340
Northern Trust Corp.	1,459	67,143
NYSE Euronext	2,829	72,366
SLM Corp.	5,845	91,825
State Street Corp.	3,609	161,106
T. Rowe Price Group, Inc.	708	44,576
Total Diversified Financials		8,893,608

Energy—17.1%
Alpha Natural Resources, Inc.*(a)	10,594	92,274
Anadarko Petroleum Corp.	3,249	215,084
Apache Corp.	2,978	261,736
Baker Hughes, Inc.	7,345	301,880
Cabot Oil & Gas Corp.	413	16,272
Cameron International Corp.*	2,370	101,223
Chesapeake Energy Corp.(a)	9,852	183,247
Chevron Corp.	34,781	3,669,396
ConocoPhillips	64,172	3,585,931
Consol Energy, Inc.(a)	3,133	94,742
Denbury Resources, Inc.*	2,356	35,599
Devon Energy Corp.	2,846	165,040
Diamond Offshore Drilling, Inc.(a)	886	52,389
EOG Resources, Inc.	1,378	124,172
EQT Corp.	484	25,957
Exxon Mobil Corp.	77,480	6,629,964
FMC Technologies, Inc.*	1,809	70,967
Halliburton Co.	12,166	345,393
Helmerich & Payne, Inc.	827	35,958
Hess Corp.	13,396	582,056
Kinder Morgan, Inc./Delaware	3,993	128,655
Marathon Oil Corp.	19,334	494,370
Marathon Petroleum Corp.	26,228	1,178,162
Murphy Oil Corp.	9,915	498,625
Nabors Industries Ltd.*	6,406	92,246
National Oilwell Varco, Inc.	3,176	204,661
Newfield Exploration Co.*	1,495	43,819

Investments	Shares	Value
Noble Corp.	1,260	$40,988
Noble Energy, Inc.	654	55,472
Occidental Petroleum Corp.	4,270	366,238
Peabody Energy Corp.	4,872	119,461
Phillips 66*	88,779	2,951,014
Pioneer Natural Resources Co.	416	36,695
QEP Resources, Inc.	1,661	49,780
Range Resources Corp.	284	17,571
Rowan Cos. PLC, Class A*	521	16,844
Schlumberger Ltd.	9,011	584,904
Southwestern Energy Co.*	1,569	50,098
Spectra Energy Corp.	2,986	86,773
Sunoco, Inc.	13,832	657,020
Tesoro Corp.*	18,253	455,595
Valero Energy Corp.	75,494	1,823,180
Williams Cos., Inc.	5,148	148,365
Wpx Energy, Inc.*(a)	4,191	67,810
Total Energy		26,757,626

Food & Staples Retailing—8.7%
Costco Wholesale Corp.	14,556	1,382,820
CVS Caremark Corp.	35,408	1,654,616
Kroger Co.	55,001	1,275,473
Safeway, Inc.	37,700	684,255
Sysco Corp.	21,062	627,858
Walgreen Co.	38,190	1,129,660
Wal-Mart Stores, Inc.	95,984	6,692,004
Whole Foods Market, Inc.	1,608	153,275
Total Food & Staples Retailing		13,599,961

Food, Beverage & Tobacco—4.7%
Altria Group, Inc.	7,595	262,407
Archer-Daniels-Midland Co.	38,605	1,139,620
Beam, Inc.	1,414	88,361
Brown-Forman Corp., Class B	429	41,549
Campbell Soup Co.(a)	3,701	123,539
Coca-Cola Co.	9,553	746,949
Coca-Cola Enterprises, Inc.	4,696	131,676
ConAgra Foods, Inc.	7,753	201,035
Constellation Brands, Inc., Class A*	2,630	71,168
Dean Foods Co.*	12,046	205,143
Dr Pepper Snapple Group, Inc.	2,153	94,194
General Mills, Inc.	5,988	230,778
H.J. Heinz Co.	3,056	166,185
Hershey Co.	1,333	96,016
Hormel Foods Corp.	4,140	125,939
J.M. Smucker Co.	966	72,952
Kellogg Co.	4,140	204,226
Kraft Foods, Inc., Class A	21,496	830,176
Lorillard, Inc.	533	70,329
McCormick & Co., Inc.	963	58,406
Molson Coors Brewing Co., Class B	1,350	56,173
Monster Beverage Corp.*	1,709	121,681
PepsiCo, Inc.	14,689	1,037,925
Philip Morris International, Inc.	5,401	471,291
Reynolds American, Inc.	3,087	138,514
Tyson Foods, Inc., Class A	25,307	476,531
Total Food, Beverage & Tobacco		7,262,763

The accompanying notes are an integral part of these financial statements.

19

Schedule of Investments — continued

RevenueShares Large Cap Fund

June 30, 2012

Investments	Shares	Value
Health Care Equipment & Services—7.3%
Aetna, Inc.	12,920	$500,908
AmerisourceBergen Corp., Class A	32,875	1,293,631
Baxter International, Inc.	4,185	222,433
Becton Dickinson & Co.	1,608	120,198
Boston Scientific Corp.*(a)	21,332	120,952
C.R. Bard, Inc.	429	46,092
Cardinal Health, Inc.	37,321	1,567,482
CareFusion Corp.*	2,178	55,931
Cerner Corp.*	393	32,485
CIGNA Corp.	7,627	335,588
Coventry Health Care, Inc.	5,575	177,229
Covidien PLC	3,274	175,159
DaVita, Inc.*	1,133	111,272
DENTSPLY International, Inc.	969	36,638
Edwards Lifesciences Corp.*	253	26,135
Express Scripts Holding Co.*	13,234	738,854
Hospira, Inc.*	1,836	64,223
Humana, Inc.	7,073	547,733
Intuitive Surgical, Inc.*	48	26,582
Laboratory Corp. of America
Holdings*(a)	963	89,183
McKesson Corp.	18,693	1,752,469
Medtronic, Inc.	6,428	248,957
Patterson Cos., Inc.	1,534	52,877
Quest Diagnostics, Inc.	2,023	121,178
St. Jude Medical, Inc.	2,358	94,108
Stryker Corp.	2,312	127,391
Tenet Healthcare Corp.*	29,591	155,057
UnitedHealth Group, Inc.	26,323	1,539,896
Varian Medical Systems, Inc.*	710	43,147
WellPoint, Inc.	13,291	847,833
Zimmer Holdings, Inc.	1,100	70,796
Total Health Care Equipment & Services		11,342,417

Household & Personal Products—1.5%
Avon Products, Inc.	11,113	180,142
Clorox Co.	1,131	81,952
Colgate-Palmolive Co.	2,577	268,266
Estee Lauder Cos., Inc., Class A	2,401	129,942
Kimberly-Clark Corp.	3,989	334,158
Mead Johnson Nutrition Co., Class A	654	52,654
Procter & Gamble Co.	20,951	1,283,249
Total Household & Personal Products		2,330,363

Insurance—5.8%
ACE Ltd.	3,604	267,165
Aflac, Inc.	7,954	338,761
Allstate Corp.	14,708	516,104
American International Group, Inc.*	33,309	1,068,886
AON PLC	3,740	174,957
Assurant, Inc.	3,710	129,256
Berkshire Hathaway, Inc., Class B*	27,004	2,250,243
Chubb Corp.	2,965	215,911
Cincinnati Financial Corp.	1,602	60,988
Genworth Financial, Inc., Class A*	29,594	167,502
Hartford Financial Services Group, Inc.	20,030	353,129
Lincoln National Corp.	7,866	172,030
Loews Corp.	5,509	225,373
Marsh & McLennan Cos., Inc.	5,700	183,711
MetLife, Inc.	33,701	1,039,676
Principal Financial Group, Inc.	5,632	147,727

Investments	Shares	Value
Progressive Corp.	11,484	$239,212
Prudential Financial, Inc.	14,719	712,841
Torchmark Corp.	1,065	53,836
Travelers Cos., Inc.	6,244	398,617
Unum Group	8,136	155,642
XL Group PLC, Class A	4,985	104,884
Total Insurance		8,976,451

Materials—3.6%
Air Products & Chemicals, Inc.	1,926	155,486
Airgas, Inc.	761	63,932
Alcoa, Inc.	43,301	378,884
Allegheny Technologies, Inc.	2,517	80,267
Ball Corp.	3,170	130,128
Bemis Co., Inc.	2,596	81,359
CF Industries Holdings, Inc.	492	95,320
Cliffs Natural Resources, Inc.	1,989	98,038
Dow Chemical Co.	27,731	873,526
E.I. du Pont de Nemours & Co.	11,357	574,323
Eastman Chemical Co.	2,216	111,620
Ecolab, Inc.	1,544	105,810
FMC Corp.	993	53,106
Freeport-McMoRan Copper
& Gold, Inc.	9,920	337,974
International Flavors & Fragrances, Inc.	764	41,867
International Paper Co.	13,856	400,577
MeadWestvaco Corp.	3,351	96,341
Monsanto Co.	2,256	186,752
Mosaic Co. (The)	2,828	154,861
Newmont Mining Corp.	3,160	153,292
Nucor Corp.	7,819	296,340
Owens-Illinois, Inc.*	5,897	113,045
PPG Industries, Inc.	2,183	231,660
Praxair, Inc.	1,620	176,143
Sealed Air Corp.	4,761	73,510
Sigma-Aldrich Corp.	532	39,331
Titanium Metals Corp.	1,406	15,902
United States Steel Corp.(a)	18,745	386,147
Vulcan Materials Co.	1,155	45,865
Weyerhaeuser Co.	4,639	103,728
Total Materials		5,655,134

Media—2.9%
Cablevision Systems Corp., Class A	8,527	113,324
CBS Corp., Class B	7,038	230,706
Comcast Corp., Class A	25,418	812,614
DIRECTV, Class A*	8,753	427,321
Discovery Communications, Inc.,
Class A*	1,234	66,636
Gannett Co., Inc.	6,389	94,110
Interpublic Group of Cos., Inc.	10,111	109,704
McGraw-Hill Cos., Inc.	2,260	101,700
News Corp., Class A	24,943	555,980
Omnicom Group, Inc.	4,419	214,763
Scripps Networks Interactive, Inc.,
Class A	584	33,206
Time Warner Cable, Inc.	3,848	315,921
Time Warner, Inc.	12,084	465,234
Viacom, Inc., Class B	4,601	216,339
Walt Disney Co.	13,220	641,170
Washington Post Co., Class B	183	68,409
Total Media		4,467,137

The accompanying notes are an integral part of these financial statements.

20

Schedule of Investments — continued

RevenueShares Large Cap Fund

June 30, 2012

Investments	Shares	Value
Pharmaceuticals, Biotechnology & Life Sciences—3.5%
Abbott Laboratories	9,603	$619,105
Alexion Pharmaceuticals, Inc.*	124	12,313
Allergan, Inc.	904	83,683
Amgen, Inc.	3,331	243,296
Biogen IDEC, Inc.*	313	45,191
Bristol-Myers Squibb Co.	9,441	339,404
Celgene Corp.*	1,081	69,357
Eli Lilly & Co.	9,118	391,253
Forest Laboratories, Inc.*	1,688	59,063
Gilead Sciences, Inc.*	2,529	129,687
Johnson & Johnson	15,088	1,019,345
Life Technologies Corp.*	1,324	59,567
Merck & Co., Inc.	19,149	799,471
Mylan, Inc.*	4,397	93,964
PerkinElmer, Inc.	1,111	28,664
Perrigo Co.	363	42,809
Pfizer, Inc.	47,093	1,083,139
Thermo Fisher Scientific, Inc.	3,438	178,467
Waters Corp.*	346	27,497
Watson Pharmaceuticals, Inc.*	895	66,221
Total Pharmaceuticals, Biotechnology
& Life Sciences		5,391,496

Real Estate Investment Trusts—0.4%
American Tower Corp., Class A	536	37,472
Apartment Investment &
Management Co., Class A	644	17,407
AvalonBay Communities, Inc.	107	15,138
Boston Properties, Inc.	263	28,501
Cbre Group, Inc., Class A*	5,398	88,311
Equity Residential	523	32,614
HCP, Inc.	599	26,446
Health Care REIT, Inc.	345	20,114
Host Hotels & Resorts, Inc.	4,786	75,715
Kimco Realty Corp.	767	14,596
Plum Creek Timber Co., Inc.(a)	499	19,810
ProLogis, Inc.	719	23,893
Public Storage	195	28,160
Simon Property Group, Inc.	439	68,335
Ventas, Inc.	376	23,733
Vornado Realty Trust	551	46,273
Total Real Estate Investment Trusts		566,518

Retailing—5.8%
Abercrombie & Fitch Co., Class A	1,584	54,078
Amazon.com, Inc.*	3,068	700,578
AutoNation, Inc.*(a)	5,686	200,602
AutoZone, Inc.*	319	117,127
Bed Bath & Beyond, Inc.*	1,810	111,858
Best Buy Co., Inc.	39,071	818,928
Big Lots, Inc.*	1,944	79,296
CarMax, Inc.*	4,812	124,823
Dollar Tree, Inc.*	1,614	86,833
Expedia, Inc.	1,219	58,597
Family Dollar Stores, Inc.	1,831	121,725
Gamestop Corp., Class A(a)	8,049	147,780
Gap, Inc.	8,264	226,103
Genuine Parts Co.	3,078	185,450
Home Depot, Inc.	20,032	1,061,496
JC Penney Co., Inc.(a)	11,761	274,149

Investments	Shares	Value
Kohl's Corp.	6,331	$287,997
Lowe's Cos., Inc.	26,585	756,077
Ltd. Brands, Inc.	3,322	141,285
Macy's, Inc.	10,429	358,236
Netflix, Inc.*(a)	683	46,765
Nordstrom, Inc.	2,908	144,499
O'Reilly Automotive, Inc.*(a)	894	74,890
priceline.com, Inc.*	100	66,452
Ross Stores, Inc.	1,790	111,821
Sears Holdings Corp.*(a)	12,532	748,160
Sherwin-Williams Co.	1,033	136,718
Staples, Inc.	29,549	385,614
Target Corp.	17,949	1,044,452
Tiffany & Co.	870	46,067
TJX Cos., Inc.	7,845	336,786
Tripadvisor, Inc.*	220	9,832
Urban Outfitters, Inc.*	1,210	33,384
Total Retailing		9,098,458

Semiconductors & Semiconductor Equipment—1.2%
Advanced Micro Devices, Inc.*	16,899	96,831
Altera Corp.	989	33,468
Analog Devices, Inc.	1,259	47,426
Applied Materials, Inc.	15,245	174,708
Broadcom Corp., Class A	3,343	112,993
First Solar, Inc.*(a)	2,854	42,981
Intel Corp.(a)	29,278	780,259
KLA-Tencor Corp.	904	44,522
Lam Research Corp.*(a)	1,288	48,609
Linear Technology Corp.	764	23,936
LSI Corp.*	4,713	30,022
Microchip Technology, Inc.	654	21,634
Micron Technology, Inc.*	23,438	147,894
NVIDIA Corp.*	4,246	58,680
Teradyne, Inc.*	1,527	21,470
Texas Instruments, Inc.	7,610	218,331
Xilinx, Inc.	1,096	36,793
Total Semiconductors &
Semiconductor Equipment		1,940,557

Software & Services—4.0%
Accenture PLC, Class A	6,850	411,617
Adobe Systems, Inc.*	2,001	64,772
Akamai Technologies, Inc.*	564	17,907
Autodesk, Inc.*	851	29,777
Automatic Data Processing, Inc.	2,713	151,006
BMC Software, Inc.*	712	30,388
CA, Inc.	2,582	69,946
Citrix Systems, Inc.*	411	34,499
Cognizant Technology Solutions Corp.,
Class A*	1,500	90,000
Computer Sciences Corp.	10,187	252,841
eBay, Inc.*	3,934	165,267
Electronic Arts, Inc.*	4,311	53,241
Fidelity National Information
Services, Inc.	2,617	89,187
Fiserv, Inc.*	951	68,681
Google, Inc., Class A*	972	563,828
International Business Machines Corp.	8,404	1,643,654
Intuit, Inc.	1,022	60,656
Mastercard, Inc., Class A	236	101,506

The accompanying notes are an integral part of these financial statements.

21

Schedule of Investments — continued

RevenueShares Large Cap Fund

June 30, 2012

Investments	Shares	Value
Software & Services (continued)
Microsoft Corp.	34,812	$1,064,899
Oracle Corp.	18,991	564,033
Paychex, Inc.(a)	993	31,190
Red Hat, Inc.*	239	13,499
SAIC, Inc.	14,347	173,886
Salesforce.com, Inc.*	181	25,025
Symantec Corp.*	6,314	92,248
Total System Services, Inc.	1,167	27,926
VeriSign, Inc.	279	12,156
Visa, Inc., Class A	1,142	141,186
Western Union Co.	5,021	84,554
Yahoo!, Inc.*	5,169	81,825
Total Software & Services		6,211,200

Technology Hardware & Equipment—4.9%
Agilent Technologies, Inc.	2,496	97,943
Amphenol Corp., Class A	1,090	59,863
Apple, Inc.*	2,688	1,569,792
Cisco Systems, Inc.	38,409	659,483
Corning, Inc.	9,192	118,853
Dell, Inc.*	77,443	969,586
EMC Corp.*	11,960	306,535
F5 Networks, Inc.*	171	17,025
FLIR Systems, Inc.	1,230	23,985
Harris Corp.	2,128	89,057
Hewlett-Packard Co.	95,222	1,914,914
Jabil Circuit, Inc.	12,175	247,518
JDS Uniphase Corp.*	2,492	27,412
Juniper Networks, Inc.*	4,237	69,105
Lexmark International, Inc., Class A(a)	2,521	67,008
Molex, Inc.	2,210	52,907
Motorola Solutions, Inc.	2,693	129,560
NetApp, Inc.*	2,475	78,755
QUALCOMM, Inc.	3,799	211,528
SanDisk Corp.*	2,267	82,700
Seagate Technology PLC	6,481	160,275
TE Connectivity Ltd.	6,505	207,575
Teradata Corp.*	486	34,997
Western Digital Corp.*	4,828	147,157
Xerox Corp.	45,485	357,967
Total Technology Hardware & Equipment		7,701,500

Telecommunication Services—3.0%
AT&T, Inc.	55,653	1,984,586
CenturyLink, Inc.	5,015	198,042
Crown Castle International Corp.*	547	32,087
Frontier Communications Corp.(a)	21,510	82,383
MetroPCS Communications, Inc.*	12,267	74,215
Sprint Nextel Corp.*	166,740	543,573
Verizon Communications, Inc.	39,443	1,752,847
Windstream Corp.	6,450	62,307
Total Telecommunication Services		4,730,040

Transportation—1.7%
CH Robinson Worldwide, Inc.	2,671	156,334
CSX Corp.	8,106	181,250
Expeditors International of
Washington, Inc.	2,451	94,976
FedEx Corp.	6,560	600,962
Norfolk Southern Corp.	2,357	169,162

Investments	Shares	Value
Ryder System, Inc.	2,155	$77,602
Southwest Airlines Co.	24,716	227,881
Union Pacific Corp.	2,524	301,138
United Parcel Service, Inc., Class B	10,511	827,846
Total Transportation		2,637,151

Utilities—3.2%
AES Corp.*	21,659	277,885
AGL Resources, Inc.	901	34,914
Ameren Corp.	3,583	120,174
American Electric Power Co., Inc.	5,980	238,602
CenterPoint Energy, Inc.	6,407	132,433
CMS Energy Corp.	4,384	103,024
Consolidated Edison, Inc.	3,346	208,088
Dominion Resources, Inc.	4,330	233,820
DTE Energy Co.	2,363	140,197
Duke Energy Corp.*	10,039	231,499
Edison International	4,424	204,389
Entergy Corp.	2,654	180,180
Exelon Corp.	8,213	308,973
FirstEnergy Corp.	5,022	247,032
Integrys Energy Group, Inc.	1,342	76,320
NextEra Energy, Inc.	3,477	239,252
NiSource, Inc.	3,960	98,010
Northeast Utilities	1,899	73,700
NRG Energy, Inc.*	8,697	150,980
Oneok, Inc.	5,139	217,431
Pepco Holdings, Inc.(a)	4,999	97,830
PG&E Corp.	5,187	234,815
Pinnacle West Capital Corp.	994	51,430
PPL Corp.	5,877	163,439
Public Service Enterprise Group, Inc.	5,485	178,263
SCANA Corp.	1,499	71,712
Sempra Energy	2,239	154,222
Southern Co.	5,951	275,531
TECO Energy, Inc.	2,913	52,609
Wisconsin Energy Corp.	1,823	72,136
Xcel Energy, Inc.	5,939	168,727
Total Utilities		5,037,617

Total Common Stocks
(Cost $137,737,145)		156,205,751
INVESTMENT OF CASH COLLATERAL
FOR SECURITIES LOANED—2.8%
Dreyfus Institutional Preferred
Money Market Fund—
Prime Shares, 0.16%(b)
(Cost $4,432,320)	4,432,320	4,432,320
Total Investments—102.8%
(Cost $142,169,465)		160,638,071
Liabilities in Excess of Other Assets—(2.8)%		(4,354,321)
Net Assets—100.0%		$156,283,750

REIT – Real Estate Investment Trusts
*	Non-income producing security
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $4,424,471; cash collateral of $4,432,320 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Rate shown represents annualized 7-day yield as of June 30, 2012.

The accompanying notes are an integral part of these financial statements.

22

Schedule of Investments

RevenueShares Mid Cap Fund

June 30, 2012

Investments	Shares	Value
COMMON STOCKS—100.5%
Automobiles & Components—0.3%
Gentex Corp.	4,919	$102,659
Thor Industries, Inc.	10,014	274,484
Total Automobiles & Components		377,143

Banks—2.0%
Associated Banc-Corp.	8,841	116,613
Astoria Financial Corp.	8,909	87,308
BancorpSouth, Inc.(a)	6,380	92,638
Bank of Hawaii Corp.(a)	1,529	70,257
Cathay General Bancorp	3,453	57,009
City National Corp.	2,600	126,308
Commerce Bancshares, Inc.	3,196	121,128
Cullen/Frost Bankers, Inc.	1,757	101,010
East West Bancorp, Inc.	5,282	123,916
First Niagara Financial Group, Inc.	16,292	124,634
FirstMerit Corp.	5,252	86,763
Fulton Financial Corp.	9,867	98,571
Hancock Holding Co.	2,441	74,304
International Bancshares Corp.	3,406	66,485
New York Community Bancorp, Inc.(a)	18,747	234,900
Prosperity Bancshares, Inc.	1,103	46,359
Signature Bank*	1,084	66,091
SVB Financial Group*	1,701	99,883
Synovus Financial Corp.	88,795	175,814
TCF Financial Corp.	13,558	155,646
Trustmark Corp.	2,514	61,543
Valley National Bancorp	8,271	87,673
Washington Federal, Inc.	4,391	74,164
Webster Financial Corp.	4,523	97,968
Westamerica Bancorporation(a)	640	30,202
Total Banks		2,477,187

Capital Goods—14.8%
Acuity Brands, Inc.	3,472	176,760
Aecom Technology Corp.*	52,171	858,213
AGCO Corp.*	21,534	984,750
Alliant Techsystems, Inc.	10,815	546,915
AMETEK, Inc.	6,069	302,904
BE Aerospace, Inc.*	5,975	260,869
Carlisle Cos., Inc.	6,322	335,192
CLARCOR, Inc.	2,354	113,369
Crane Co.	7,164	260,626
Donaldson Co., Inc.	6,679	222,878
Esterline Technologies Corp.*	2,831	176,513
Exelis, Inc.	63,947	630,517
Fortune Brands Home & Security, Inc.*	15,850	352,980
Gardner Denver, Inc.	4,837	255,926
GATX Corp.	3,502	134,827
General Cable Corp.*	19,818	514,079
Graco, Inc.	2,018	92,989
Granite Construction, Inc.	8,464	220,995
Harsco Corp.	17,417	354,958
Hubbell, Inc., Class B	3,949	307,785
Huntington Ingalls Industries, Inc.*	17,831	717,519
IDEX Corp.	4,813	187,611
ITT Corp.	67,069	1,180,414
KBR, Inc.	40,476	1,000,162
Kennametal, Inc.	7,521	249,321
Lennox International, Inc.	8,315	387,728

Investments	Shares	Value
Lincoln Electric Holdings, Inc.	6,292	$275,527
MSC Industrial Direct Co., Inc., Class A	3,090	202,550
Nordson Corp.	2,438	125,045
Oshkosh Corp.*	39,261	822,518
Pentair, Inc.	9,114	348,884
Regal-Beloit Corp.	4,520	281,415
Shaw Group, Inc.*	25,053	684,197
SPX Corp.	8,790	574,163
Terex Corp.*	33,832	603,225
Timken Co.	11,910	545,359
Trinity Industries, Inc.	12,215	305,131
Triumph Group, Inc.	4,372	246,012
United Rentals, Inc.*(a)	7,549	256,968
URS Corp.	29,869	1,041,831
Valmont Industries, Inc.	2,317	280,287
Wabtec Corp.	2,607	203,372
Watsco, Inc.	4,414	325,753
Woodward, Inc.	4,575	180,438
Total Capital Goods		18,129,475

Commercial & Professional Services—4.0%
Brink's Co.	18,523	429,363
Clean Harbors, Inc.*	3,373	190,305
Copart, Inc.*	3,836	90,875
Corporate Executive Board Co.	1,276	52,163
Corrections Corp. of America	6,980	205,561
Deluxe Corp.	6,180	154,129
FTI Consulting, Inc.*	5,726	164,623
Herman Miller, Inc.	9,713	179,885
HNI Corp.	7,900	203,425
Korn/Ferry International*	6,094	87,449
Manpower, Inc.	63,322	2,320,751
Mine Safety Appliances Co.	3,171	127,601
Monster Worldwide, Inc.*(a)	12,770	108,545
Rollins, Inc.	5,914	132,296
Towers Watson & Co., Class A	5,716	342,388
Waste Connections, Inc.	5,447	162,974
Total Commercial & Professional Services		4,952,333

Consumer Durables & Apparel—2.9%
Carter's, Inc.*	4,035	212,241
Deckers Outdoor Corp.*(a)	2,779	122,304
Hanesbrands, Inc.*	17,477	484,637
KB Home(a)	16,623	162,905
MDC Holdings, Inc.(a)	3,203	104,642
Mohawk Industries, Inc.*	8,829	616,529
NVR, Inc.*	369	313,650
Polaris Industries, Inc.	3,769	269,408
PVH Corp.	5,265	409,564
Tempur-Pedic International, Inc.*(a)	2,600	60,814
Toll Brothers, Inc.*	6,013	178,767
Tupperware Brands Corp.	5,099	279,221
Under Armour, Inc., Class A*	1,420	134,162
Warnaco Group, Inc.*	6,120	260,590
Total Consumer Durables & Apparel		3,609,434

Consumer Services—2.1%
Bally Technologies, Inc.*	1,700	79,322
Bob Evans Farms, Inc.	4,662	187,412
Brinker International, Inc.	9,548	304,295
Cheesecake Factory, Inc.*	5,882	187,989

The accompanying notes are an integral part of these financial statements.

23

Schedule of Investments — continued

RevenueShares Mid Cap Fund

June 30, 2012

Investments	Shares	Value
Consumer Services (continued)
International Speedway Corp., Class A	2,635	$68,984
ITT Educational Services, Inc.*(a)	2,950	179,213
Life Time Fitness, Inc.*	2,378	110,601
Matthews International Corp., Class A	2,924	95,001
Panera Bread Co., Class A*	1,253	174,718
Regis Corp.(a)	14,239	255,732
Scientific Games Corp., Class A*	10,639	90,964
Service Corp. International	20,575	254,513
Sotheby's(a)	2,953	98,512
Strayer Education, Inc.(a)	753	82,092
Wendy's Co. (The)	57,288	270,399
WMS Industries, Inc.*	4,313	86,044
Total Consumer Services		2,525,791

Diversified Financials—1.3%
Affiliated Managers Group, Inc.*	1,737	190,115
Apollo Investment Corp.	3,259	25,029
CBOE Holdings, Inc.	1,998	55,305
Eaton Vance Corp.(a)	5,272	142,080
Greenhill & Co., Inc.(a)	790	28,163
Janus Capital Group, Inc.	14,505	113,429
Jefferies Group, Inc.	28,850	374,762
MSCI, Inc., Class A*	2,943	100,121
Raymond James Financial, Inc.	10,458	358,082
SEI Investments Co.	5,160	102,632
Waddell & Reed Financial, Inc., Class A	4,297	130,113
Total Diversified Financials		1,619,831

Energy—6.6%
Arch Coal, Inc.(a)	65,949	454,389
Atwood Oceanics, Inc.*	1,768	66,901
Bill Barrett Corp.*	4,577	98,039
CARBO Ceramics, Inc.(a)	796	61,077
Cimarex Energy Co.	3,676	202,621
Dresser-Rand Group, Inc.*	5,128	228,401
Dril-Quip, Inc.*(a)	950	62,311
Forest Oil Corp.*	11,845	86,824
Helix Energy Solutions Group, Inc.*	8,782	144,113
Hollyfrontier Corp.	40,841	1,446,997
Northern Oil and Gas, Inc.*	730	11,636
Oceaneering International, Inc.	4,931	235,998
Oil States International, Inc.*	5,000	331,000
Patterson-UTI Energy, Inc.	17,264	251,364
Plains Exploration & Production Co.*	5,766	202,848
Quicksilver Resources, Inc.*(a)	27,805	150,703
SM Energy Co.	2,795	137,262
Superior Energy Services, Inc.*	10,556	213,548
Tidewater, Inc.	2,501	115,946
Unit Corp.*	3,315	122,290
World Fuel Services Corp.(a)	89,374	3,398,893
Total Energy		8,023,161

Food & Staples Retailing—4.1%
Harris Teeter Supermarkets, Inc.	12,362	506,718
SUPERVALU, Inc.(a)	869,891	4,506,036
Total Food & Staples Retailing		5,012,754

Food, Beverage & Tobacco—3.0%
Flowers Foods, Inc.	12,757	296,345

Investments	Shares	Value
Green Mountain Coffee Roasters, Inc.*	11,682	$254,434
Hillshire Brands Co.	5,660	164,083
Ingredion, Inc.	13,147	651,039
Lancaster Colony Corp.(a)	1,704	121,342
Post Holdings, Inc.*	3,366	103,505
Ralcorp Holdings, Inc.*	7,602	507,357
Smithfield Foods, Inc.*	60,600	1,310,778
Tootsie Roll Industries, Inc.	2,409	57,479
Universal Corp.	5,748	266,305
Total Food, Beverage & Tobacco		3,732,667

Health Care Equipment & Services—9.2%
Allscripts Healthcare Solutions, Inc.*	14,041	153,468
AMERIGROUP Corp.*	10,648	701,810
Catalyst Health Solutions, Inc.*	5,766	538,775
Community Health Systems, Inc.*	59,324	1,662,852
Cooper Cos., Inc.	1,752	139,739
Gen-Probe, Inc.*	731	60,088
Health Management Associates, Inc.,
Class A*	85,482	671,034
Health Net, Inc.*	54,775	1,329,389
Henry Schein, Inc.*	11,419	896,277
Hill-Rom Holdings, Inc.	5,415	167,053
HMS Holdings Corp.*(a)	1,332	44,369
Hologic, Inc.*	10,494	189,312
IDEXX Laboratories, Inc.*(a)	1,368	131,506
LifePoint Hospitals, Inc.*	9,695	397,301
Lincare Holdings, Inc.(a)	7,507	255,388
Masimo Corp.*	2,135	47,781
Mednax, Inc.*	2,659	182,248
Omnicare, Inc.	21,555	673,163
Owens & Minor, Inc.	30,494	934,031
ResMed, Inc.*	4,008	125,050
STERIS Corp.	4,028	126,358
Teleflex, Inc.	2,724	165,919
Thoratec Corp.*	1,321	44,359
Universal Health Services, Inc., Class B	19,362	835,664
VCA Antech, Inc.*	7,452	163,795
WellCare Health Plans, Inc.*	12,173	645,169
Total Health Care Equipment & Services		11,281,898

Household & Personal Products—0.7%
Church & Dwight Co., Inc.	5,433	301,369
Energizer Holdings, Inc.*	6,734	506,733
Total Household & Personal Products		808,102

Insurance—5.3%
Alleghany Corp.*	304	103,284
American Financial Group, Inc.	12,718	498,927
Arthur J. Gallagher & Co.	6,291	220,625
Aspen Insurance Holdings Ltd.	7,839	226,547
Brown & Brown, Inc.	4,095	111,671
Everest Re Group Ltd.	4,848	501,720
Fidelity National Financial, Inc., Class A	30,121	580,130
First American Financial Corp.	24,397	413,773
Hanover Insurance Group, Inc.	10,367	405,661
HCC Insurance Holdings, Inc.	7,962	250,007
Kemper Corp.	9,091	279,548
Mercury General Corp.	6,827	284,481
Old Republic International Corp.	45,607	378,082

The accompanying notes are an integral part of these financial statements.

24

Schedule of Investments — continued

RevenueShares Mid Cap Fund

June 30, 2012

Investments	Shares	Value
Insurance (continued)
Protective Life Corp.	13,148	$386,683
Reinsurance Group of America, Inc.,
Class A	17,772	945,648
StanCorp Financial Group, Inc.	8,469	314,708
W.R. Berkley Corp.	14,479	563,523
Total Insurance		6,465,018

Materials—7.8%
Albemarle Corp.	4,849	289,194
Aptargroup, Inc.	4,825	246,316
Ashland, Inc.	9,629	667,386
Cabot Corp.	8,410	342,287
Carpenter Technology Corp.	3,724	178,156
Commercial Metals Co.	58,896	744,445
Compass Minerals International, Inc.	1,765	134,634
Cytec Industries, Inc.	5,439	318,943
Domtar Corp.	7,848	602,020
Greif, Inc., Class A	10,591	434,231
Intrepid Potash, Inc.*(a)	2,279	51,870
Louisiana-Pacific Corp.*(a)	14,045	152,810
Martin Marietta Materials, Inc.(a)	2,751	216,834
Minerals Technologies, Inc.	1,764	112,508
NewMarket Corp.	1,090	236,094
Olin Corp.	9,993	208,754
Packaging Corp. of America	10,035	283,388
Reliance Steel & Aluminum Co.	16,955	856,228
Rock-Tenn Co., Class A	7,373	402,197
Royal Gold, Inc.	283	22,187
RPM International, Inc.	13,841	376,475
Scotts Miracle-Gro Co., Class A(a)	7,692	316,295
Sensient Technologies Corp.	4,265	156,653
Silgan Holdings, Inc.	8,196	349,887
Sonoco Products Co.	15,818	476,913
Steel Dynamics, Inc.	56,230	660,703
Valspar Corp.	8,344	437,977
Worthington Industries, Inc.	14,340	293,540
Total Materials		9,568,925

Media—1.4%
AMC Networks, Inc., Class A*	3,150	111,983
Cinemark Holdings, Inc.	11,270	257,519
DreamWorks Animation SKG, Inc.,
Class A*	4,561	86,933
John Wiley & Sons, Inc., Class A	3,926	192,335
Lamar Advertising Co., Class A*(a)	4,222	120,749
Meredith Corp.	4,874	155,676
New York Times Co., Class A*	36,614	285,589
Scholastic Corp.	7,579	213,425
Valassis Communications, Inc.*	11,926	259,390
Total Media		1,683,599

Pharmaceuticals, Biotechnology & Life Sciences—1.2%
Bio-Rad Laboratories, Inc., Class A*	2,187	218,722
Charles River Laboratories
International, Inc.*	3,622	118,657
Covance, Inc.*	4,994	238,963
Endo Health Solutions, Inc.*	8,625	267,202
Medicis Pharmaceutical Corp., Class A	2,330	79,570
Mettler-Toledo International, Inc.*	1,545	240,788
Regeneron Pharmaceuticals, Inc.*	425	48,543
Techne Corp.	434	32,203

Investments	Shares	Value
United Therapeutics Corp.*	1,613	$79,650
Vertex Pharmaceuticals, Inc.*	1,676	93,722
Total Pharmaceuticals, Biotechnology
& Life Sciences		1,418,020

Real Estate Investment Trusts—1.5%
Alexandria Real Estate Equities, Inc.	857	62,321
American Campus Communities, Inc.	945	42,506
BioMed Realty Trust, Inc., Class A	2,526	47,186
BRE Properties, Inc.	822	41,116
Camden Property Trust	1,058	71,595
Corporate Office Properties Trust	2,747	64,582
Duke Realty Corp.	10,421	152,564
Equity One, Inc.	1,576	33,411
Essex Property Trust, Inc.	331	50,948
Federal Realty Investment Trust	593	61,725
Highwoods Properties, Inc.	1,538	51,754
Home Properties, Inc.	1,017	62,403
Hospitality Properties Trust	5,339	132,247
Liberty Property Trust	2,041	75,190
Macerich Co.	1,484	87,630
Mack-Cali Realty Corp.	2,841	82,588
National Retail Properties, Inc.	984	27,837
Omega Healthcare Investors, Inc.	1,393	31,343
Potlatch Corp.	1,924	61,453
Rayonier, Inc.	3,477	156,117
Realty Income Corp.	1,059	44,234
Regency Centers Corp.	1,162	55,276
Senior Housing Properties Trust	2,039	45,511
SL Green Realty Corp.	1,716	137,692
Taubman Centers, Inc.	954	73,611
UDR, Inc.	2,931	75,737
Weingarten Realty Investors	2,321	61,135
Total Real Estate Investment Trusts		1,889,712

Real Estate Management & Development—0.3%
Jones Lang LaSalle, Inc.	5,014	352,835

Retailing—7.4%
Aaron's, Inc.	7,791	220,563
Advance Auto Parts, Inc.	9,606	655,321
Aeropostale, Inc.*	14,636	260,960
American Eagle Outfitters, Inc.	16,881	333,062
ANN, Inc.*	8,348	212,790
Ascena Retail Group, Inc.*	15,896	295,984
Barnes & Noble, Inc.*(a)	49,908	821,486
Chico's FAS, Inc.	14,226	211,114
Collective Brands, Inc.*	16,962	363,326
Dick's Sporting Goods, Inc.	10,477	502,896
Foot Locker, Inc.	18,128	554,354
Guess?, Inc.(a)	8,875	269,534
HSN, Inc.	8,495	342,773
LKQ Corp.*	8,855	295,757
Office Depot, Inc.*	555,985	1,200,928
PetSmart, Inc.	8,791	599,370
RadioShack Corp.(a)	65,301	250,756
Rent-A-Center, Inc., Class A	8,707	293,774
Saks, Inc.*(a)	28,503	303,557
Signet Jewelers Ltd.	8,358	367,836
Tractor Supply Co.	4,825	400,764
Williams-Sonoma, Inc.	10,468	366,066
Total Retailing		9,122,971

The accompanying notes are an integral part of these financial statements.

25

Schedule of Investments — continued

RevenueShares Mid Cap Fund

June 30, 2012

Investments	Shares	Value
Semiconductors & Semiconductor Equipment—1.2%
Atmel Corp.*	28,888	$193,550
Cree, Inc.*(a)	4,434	113,821
Cypress Semiconductor Corp.*	7,570	100,075
Fairchild Semiconductor
International, Inc., Class A*	12,293	173,331
Integrated Device Technology, Inc.*	11,620	65,304
International Rectifier Corp.*	6,006	120,060
Intersil Corp., Class A	7,893	84,060
MEMC Electronic Materials, Inc.*	143,962	312,397
RF Micro Devices, Inc.*	27,988	118,949
Semtech Corp.*	1,905	46,330
Silicon Laboratories, Inc.*(a)	1,354	51,317
Skyworks Solutions, Inc.*	5,121	140,162
Total Semiconductors &
Semiconductor Equipment		1,519,356

Software & Services—3.7%
ACI Worldwide, Inc.*	1,203	53,185
Acxiom Corp.*	8,795	132,893
Advent Software, Inc.*	1,275	34,565
Alliance Data Systems Corp.*(a)	2,538	342,630
ANSYS, Inc.*(a)	1,104	69,673
AOL, Inc.*	9,092	255,303
Broadridge Financial Solutions, Inc.	11,090	235,884
Cadence Design Systems, Inc.*	10,998	120,868
Compuware Corp.*	10,644	98,883
Concur Technologies, Inc.*	522	35,548
Convergys Corp.	16,931	250,071
CoreLogic, Inc.*	9,078	166,218
DST Systems, Inc.	4,743	257,592
Equinix, Inc.*	961	168,800
Factset Research Systems, Inc.(a)	807	75,003
Fair Isaac Corp.	1,557	65,830
Gartner, Inc.*	3,585	154,334
Global Payments, Inc.	4,548	196,610
Informatica Corp.*	1,888	79,976
Jack Henry & Associates, Inc.	3,024	104,389
Lender Processing Services, Inc.	10,097	255,252
Mantech International Corp., Class A	8,713	204,494
Mentor Graphics Corp.*	6,117	91,755
MICROS Systems, Inc.*	2,005	102,656
NeuStar, Inc., Class A*	2,039	68,103
Parametric Technology Corp.*	5,457	114,379
Quest Software, Inc.*	3,371	93,882
Rackspace Hosting, Inc.*	2,328	102,292
Rovi Corp.*	3,425	67,199
Solera Holdings, Inc.	1,670	69,789
Synopsys, Inc.*	5,641	166,015
TIBCO Software, Inc.*	3,474	103,942
ValueClick, Inc.*	3,393	55,611
VeriFone Systems, Inc.*	3,846	127,264
Wright Express Corp.*	927	57,214
Total Software & Services		4,578,102

Investments	Shares	Value
Technology Hardware & Equipment—11.3%
ADTRAN, Inc.	2,511	$75,807
Arrow Electronics, Inc.*	65,604	2,152,467
Avnet, Inc.*	83,377	2,573,014
Ciena Corp.*(a)	11,633	190,432
Diebold, Inc.	8,015	295,834
Ingram Micro, Inc., Class A*	223,986	3,913,035
Itron, Inc.*	6,502	268,143
National Instruments Corp.	3,979	106,876
NCR Corp.*	25,927	589,321
Plantronics, Inc.	2,323	77,588
Polycom, Inc.*	14,320	150,646
QLogic Corp.*	4,452	60,948
Riverbed Technology, Inc.*	4,312	69,639
Tech Data Corp.*	53,348	2,569,773
Tellabs, Inc.	43,514	144,902
Trimble Navigation Ltd.*	3,377	155,376
Vishay Intertechnology, Inc.*	29,845	281,438
Zebra Technologies Corp., Class A*	3,169	108,887
Total Technology Hardware & Equipment		13,784,126

Telecommunication Services—0.6%
Telephone & Data Systems, Inc.	26,394	561,928
tw Telecom, Inc., Class A*	5,821	149,367
Total Telecommunication Services		711,295

Transportation—3.5%
Alaska Air Group, Inc.*	12,709	456,253
Alexander & Baldwin Holdings, Inc.*	19,479	1,037,257
Con-Way, Inc.	15,112	545,694
JB Hunt Transport Services, Inc.	7,673	457,311
JetBlue Airways Corp.*(a)	87,946	466,114
Kansas City Southern	3,142	218,558
Kirby Corp.*	3,327	156,635
Landstar System, Inc.	5,226	270,289
UTi Worldwide, Inc.	32,304	471,961
Werner Enterprises, Inc.	8,671	207,150
Total Transportation		4,287,222

Utilities—4.3%
Alliant Energy Corp.	8,706	396,732
Aqua America, Inc.	3,240	80,870
Atmos Energy Corp.	13,937	488,771
Black Hills Corp.	4,821	155,092
Cleco Corp.	2,974	124,403
Energen Corp.	3,930	177,361
Great Plains Energy, Inc.	11,913	255,057
Hawaiian Electric Industries, Inc.	11,870	338,532
IDACORP, Inc.	2,716	114,289
MDU Resources Group, Inc.	20,136	435,139
National Fuel Gas Co.	4,201	197,363
NV Energy, Inc.	18,421	323,841
OGE Energy Corp.	7,795	403,703
PNM Resources, Inc.	9,932	194,071
Questar Corp.	6,452	134,589

The accompanying notes are an integral part of these financial statements.

26

Schedule of Investments — continued

RevenueShares Mid Cap Fund

June 30, 2012

Investments	Shares	Value
Utilities (continued)
UGI Corp.	22,294	$656,113
Vectren Corp.	8,272	244,190
Westar Energy, Inc.	7,816	234,089
WGL Holdings, Inc.	7,416	294,786
Total Utilities		5,248,991

Total Common Stocks
(Cost $108,819,208)		123,179,948
INVESTMENT OF CASH COLLATERAL
FOR SECURITIES LOANED—4.9%
Dreyfus Institutional Preferred
Money Market Fund—
Prime Shares, 0.16%(b)
(Cost $5,937,980)	5,937,980	5,937,980
Total Investments—105.4%
(Cost $114,757,188)		129,117,928
Liabilities in Excess of Other Assets—(5.4)%		(6,560,469)
Net Assets—100.0%		$122,557,459

*	Non-income producing security
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $5,939,386; cash collateral of $5,937,980 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Rate shown represents annualized 7-day yield as of June 30, 2012.

The accompanying notes are an integral part of these financial statements.

27

Schedule of Investments

RevenueShares Small Cap Fund

June 30, 2012

Investments	Shares	Value
COMMON STOCKS—100.0%
Automobiles & Components—0.6%
Drew Industries, Inc.*	4,541	$126,467
Spartan Motors, Inc.	17,963	94,126
Standard Motor Products, Inc.	12,500	176,000
Superior Industries International, Inc.	9,253	151,472
Winnebago Industries, Inc.*	9,675	98,588
Total Automobiles & Components		646,653

Banks—2.7%
Bank Mutual Corp.	5,432	23,955
Bank of the Ozarks, Inc.	1,673	50,324
BBCN Bancorp, Inc.*	3,146	34,260
Boston Private Financial Holdings, Inc.	8,470	75,637
Brookline Bancorp, Inc.	3,156	27,931
City Holding Co.	1,044	35,172
Columbia Banking System, Inc.	2,546	47,916
Community Bank System, Inc.	2,623	71,136
CVB Financial Corp.	5,510	64,191
Dime Community Bancshares	3,147	41,824
First BanCorp*(a)	42,962	170,129
First Commonwealth Financial Corp.	8,872	59,709
First Financial Bancorp	5,802	92,716
First Financial Bankshares, Inc.	1,272	43,960
First Midwest Bancorp, Inc.	8,040	88,279
FNB Corp.	9,407	102,254
Glacier Bancorp, Inc.	4,778	74,011
Hanmi Financial Corp.*	3,056	32,027
Home BancShares, Inc.	1,401	42,843
Independent Bank Corp.	1,748	51,059
National Penn Bancshares, Inc.	9,831	94,083
NBT Bancorp, Inc.	3,062	66,109
Northwest Bancshares, Inc.	7,425	86,947
Old National Bancorp	8,273	99,359
Oritani Financial Corp.	1,669	24,017
PacWest Bancorp	2,774	65,661
Pinnacle Financial Partners, Inc.*	2,489	48,560
PrivateBancorp, Inc.	7,885	116,383
Provident Financial Services, Inc.	4,095	62,858
S&T Bancorp, Inc.	2,402	44,365
Simmons First National Corp., Class A	1,579	36,712
Sterling Bancorp, Class N	2,889	28,832
Susquehanna Bancshares, Inc.	14,970	154,191
Texas Capital Bancshares, Inc.*	1,620	65,432
Tompkins Financial Corp.	1,018	38,358
TrustCo Bank Corp.	6,649	36,303
UMB Financial Corp.	3,050	156,251
Umpqua Holdings Corp.	9,295	122,322
United Bankshares, Inc.(a)	2,868	74,224
United Community Banks, Inc.*	7,821	67,026
ViewPoint Financial Group, Inc.	1,955	30,576
Wilshire Bancorp, Inc.*	5,979	32,765
Wintrust Financial Corp.	4,194	148,887
Total Banks		2,929,554

Capital Goods—11.7%
A.O. Smith Corp.	6,640	324,630
AAON, Inc.	2,680	50,518
AAR Corp.	27,912	376,254
Actuant Corp., Class A	10,081	273,800
Aegion Corp., Class A*	10,896	194,929

Investments	Shares	Value
Aerovironment, Inc.*	2,249	$59,171
Albany International Corp., Class A	10,560	197,578
American Science & Engineering, Inc.	1,043	58,877
Apogee Enterprises, Inc.	7,611	122,309
Applied Industrial Technologies, Inc.	11,676	430,261
Astec Industries, Inc.*	6,073	186,320
AZZ, Inc.	1,352	82,824
Barnes Group, Inc.	10,170	247,029
Belden, Inc.	11,773	392,630
Brady Corp., Class A	9,401	258,621
Briggs & Stratton Corp.	24,424	427,176
Cascade Corp.	1,585	74,574
Ceradyne, Inc.	4,011	102,882
CIRCOR International, Inc.	1,276	43,499
Comfort Systems USA, Inc.	24,819	248,686
Cubic Corp.	5,654	271,844
Curtiss-Wright Corp.	12,719	394,925
Dycom Industries, Inc.*	11,014	204,971
EMCOR Group, Inc.	39,495	1,098,751
Encore Wire Corp.	9,254	247,822
EnerSys*	10,878	381,491
EnPro Industries, Inc.*	5,265	196,753
ESCO Technologies, Inc.	3,937	143,464
Federal Signal Corp.*	31,650	184,836
Franklin Electric Co., Inc.	3,207	163,974
GenCorp, Inc.*	28,721	186,974
Gibraltar Industries, Inc.*	14,372	149,181
Griffon Corp.	41,379	355,032
II-VI, Inc.*	5,627	93,802
John Bean Technologies Corp.	13,805	187,334
Kaman Corp.	9,511	294,270
Kaydon Corp.	4,200	89,838
Lawson Products, Inc.	7,004	64,787
Lindsay Corp.	1,537	99,751
Lydall, Inc.*	6,007	81,215
Moog, Inc., Class A*	11,528	476,683
Mueller Industries, Inc.	11,741	500,049
National Presto Industries, Inc.	1,296	90,422
NCI Building Systems, Inc.*	18,445	199,759
Orbital Sciences Corp.*	21,641	279,602
Orion Marine Group, Inc.*	8,352	58,130
Powell Industries, Inc.*	2,752	102,815
Quanex Building Products Corp.	9,187	164,264
Robbins & Myers, Inc.	3,238	135,413
Simpson Manufacturing Co., Inc.	4,120	121,581
Standex International Corp.	2,878	122,516
Teledyne Technologies, Inc.*	6,079	374,770
Tennant Co.	3,516	140,464
Toro Co.	4,926	361,027
Universal Forest Products, Inc.	9,168	357,369
Vicor Corp.	8,232	57,130
Watts Water Technologies, Inc., Class A(a)	8,207	273,621
Total Capital Goods		12,859,198

Commercial & Professional Services—5.9%
ABM Industries, Inc.	38,664	756,268
CDI Corp.	12,540	205,656
Consolidated Graphics, Inc.*	7,184	208,695
Dolan Co.*	7,871	52,972
Encore Capital Group, Inc.*	3,075	91,081
Exponent, Inc.*	1,048	55,366

The accompanying notes are an integral part of these financial statements.

28

Schedule of Investments — continued

RevenueShares Small Cap Fund

June 30, 2012

Investments	Shares	Value
Commercial & Professional Services (continued)
G&K Services, Inc., Class A	5,525	$172,325
Geo Group, Inc.*	14,525	330,008
Healthcare Services Group, Inc.(a)	8,757	169,711
Heidrick & Struggles International, Inc.	6,503	113,802
Insperity, Inc.	14,565	393,983
Interface, Inc.	17,850	243,296
Kelly Services, Inc., Class A	71,831	927,338
Mobile Mini, Inc.*	5,138	73,987
Navigant Consulting, Inc.*	13,187	166,684
On Assignment, Inc.*	6,668	106,421
Portfolio Recovery Associates, Inc.*	1,033	94,272
Resources Connection, Inc.	8,755	107,686
Sykes Enterprises, Inc.*	12,409	198,048
Tetra Tech, Inc.*	12,554	327,408
TrueBlue, Inc.*	17,100	264,708
UniFirst Corp.	3,706	236,258
United Stationers, Inc.	38,174	1,028,789
Viad Corp.	9,823	196,460
Total Commercial & Professional Services		6,521,222

Consumer Durables & Apparel—4.9%
American Greetings Corp., Class A	21,901	320,193
Arctic Cat, Inc.*	2,725	99,626
Blyth, Inc.	4,598	158,907
Brunswick Corp.	33,759	750,125
Callaway Golf Co.	31,289	184,918
Crocs, Inc.*	11,942	192,863
Ethan Allen Interiors, Inc.	6,679	133,112
Fifth & Pacific Cos., Inc.*(a)	35,474	380,636
Helen of Troy Ltd.*	4,285	145,219
Iconix Brand Group, Inc.*(a)	4,295	75,034
iRobot Corp.*	4,082	90,416
Jakks Pacific, Inc.(a)	7,979	127,744
K-Swiss, Inc., Class A*	15,550	47,894
La-Z-Boy, Inc., Class Z*	19,972	245,456
M/I Homes, Inc.*	7,554	130,835
Maidenform Brands, Inc.*	6,259	124,679
Meritage Homes Corp.*	5,253	178,287
Movado Group, Inc.	2,750	68,805
Oxford Industries, Inc.	2,446	109,336
Perry Ellis International, Inc.*	7,555	156,766
Quiksilver, Inc.*	144,665	337,069
Ryland Group, Inc.	7,322	187,297
Skechers U.S.A., Inc., Class A*(a)	13,829	281,697
Standard Pacific Corp.*	29,345	181,646
Steven Madden Ltd.*	4,570	145,097
Sturm Ruger & Co., Inc.	1,538	61,751
True Religion Apparel, Inc.	2,777	80,477
Universal Electronics, Inc.*	7,406	97,537
Wolverine World Wide, Inc.	7,134	276,657
Total Consumer Durables & Apparel		5,370,079

Consumer Services—5.0%
American Public Education, Inc.*	1,541	49,312
Biglari Holdings, Inc.*	364	140,646
BJ's Restaurants, Inc.*(a)	2,938	111,644
Boyd Gaming Corp.*(a)	59,256	426,643
Buffalo Wild Wings, Inc.*	1,691	146,508
Capella Education Co.*	2,569	89,298
Career Education Corp.*	66,553	445,240

Investments	Shares	Value
CEC Entertainment, Inc.	4,702	$171,012
Coinstar, Inc.*(a)	5,143	353,118
Corinthian Colleges, Inc.*	138,397	399,967
Cracker Barrel Old Country Store, Inc.	8,024	503,907
DineEquity, Inc.*	4,960	221,414
Hillenbrand, Inc.	9,431	173,342
Interval Leisure Group, Inc.	4,656	88,511
Jack in the Box, Inc.*	16,515	460,438
Lincoln Educational Services Corp.	9,289	60,379
Marcus Corp.	5,316	73,148
Monarch Casino & Resort, Inc.*	3,175	29,019
Multimedia Games Holding Co., Inc.*	1,764	24,696
Papa John's International, Inc.*	5,059	240,657
Peet's Coffee & Tea, Inc.*(a)	1,091	65,504
Pinnacle Entertainment, Inc.*	23,020	221,452
Red Robin Gourmet Burgers, Inc.*	5,788	176,592
Ruby Tuesday, Inc.*	34,658	236,021
Ruth's Hospitality Group, Inc.*	11,495	75,867
Shuffle Master, Inc.*	3,189	44,008
Sonic Corp.*	11,636	116,593
Texas Roadhouse, Inc.	11,802	217,511
Universal Technical Institute, Inc.	7,201	97,286
Total Consumer Services		5,459,733

Diversified Financials—1.5%
Calamos Asset Management,
Inc., Class A	6,406	73,349
Cash America International, Inc.	6,746	297,094
Ezcorp, Inc., Class A*	7,264	170,413
Financial Engines, Inc.*	1,279	27,435
First Cash Financial Services, Inc.*	2,576	103,478
Interactive Brokers Group, Inc., Class A	17,742	261,162
Investment Technology Group, Inc.*	12,389	113,979
Piper Jaffray Cos.*	4,856	113,776
Prospect Capital Corp.	3,050	34,739
Stifel Financial Corp.*	9,355	289,069
SWS Group, Inc.	14,124	75,281
Virtus Investment Partners, Inc.*	503	40,743
World Acceptance Corp.*	1,392	91,594
Total Diversified Financials		1,692,112

Energy—3.2%
Approach Resources, Inc.*	781	19,947
Basic Energy Services, Inc.*	21,413	220,982
Bristow Group, Inc.	5,976	243,044
Cloud Peak Energy, Inc.*	11,500	194,465
Comstock Resources, Inc.*	5,049	82,905
Contango Oil & Gas Co.*	686	40,611
Exterran Holdings, Inc.*	42,411	540,740
GeoResources, Inc.*	6,307	230,899
Gulf Island Fabrication, Inc.	1,925	54,304
Gulfport Energy Corp.*	2,227	45,943
Hornbeck Offshore Services, Inc.	1,995	77,366
ION Geophysical Corp.*	13,639	89,881
Lufkin Industries, Inc.	3,049	165,622
Matrix Service Co.*	10,965	124,453
Overseas Shipholding Group, Inc.	18,771	208,546
OYO Geospace Corp.*	397	35,726
PDC Energy, Inc.*	3,187	78,145
Penn Virginia Corp.	8,360	61,362

The accompanying notes are an integral part of these financial statements.

29

Schedule of Investments — continued

RevenueShares Small Cap Fund

June 30, 2012

Investments	Shares	Value
Energy (continued)
Petroquest Energy, Inc.*	6,853	$34,265
Pioneer Drilling Co.*	15,930	126,962
SEACOR Holdings, Inc.*	4,968	444,040
Stone Energy Corp.*	6,689	169,499
Swift Energy Co.*	6,632	123,422
TETRA Technologies, Inc.*	10,578	75,421
Total Energy		3,488,550

Food & Staples Retailing—4.0%
Andersons, Inc.	20,412	870,776
Casey's General Stores, Inc.(a)	19,044	1,123,406
Nash Finch Co.	47,138	1,012,524
Spartan Stores, Inc.	28,288	512,862
United Natural Foods, Inc.*	16,247	891,310
Total Food & Staples Retailing		4,410,878

Food, Beverage & Tobacco—2.9%
Alliance One International, Inc.*	126,064	436,181
B&G Foods, Inc., Class A	3,901	103,767
Boston Beer Co., Inc., Class A*(a)	830	100,430
Calavo Growers, Inc.	3,882	99,302
Cal-Maine Foods, Inc.	4,802	187,758
Darling International, Inc.*	20,560	339,034
Diamond Foods, Inc.(a)	9,741	173,779
Hain Celestial Group, Inc.*	3,926	216,087
J&J Snack Foods Corp.	2,478	146,450
Sanderson Farms, Inc.	7,407	339,389
Seneca Foods Corp., Class A*	9,608	258,455
Snyders-Lance, Inc.	11,833	298,547
TreeHouse Foods, Inc.*	6,817	424,631
Total Food, Beverage & Tobacco		3,123,810

Health Care Equipment & Services—8.5%
Abaxis, Inc.*	781	28,897
Air Methods Corp.*	1,372	134,799
Align Technology, Inc.*(a)	2,551	85,356
Almost Family, Inc.*	3,152	70,416
Amedisys, Inc.*	12,709	158,227
AMN Healthcare Services, Inc.*	30,357	180,017
Amsurg Corp.*	5,004	150,020
Analogic Corp.	1,421	88,102
Bio-Reference Labs, Inc.*	4,207	110,560
Cantel Medical Corp.	2,237	60,958
Centene Corp.*	33,148	999,744
Chemed Corp.(a)	4,384	264,969
Computer Programs & Systems, Inc.	614	35,133
CONMED Corp.	5,165	142,916
Corvel Corp.*	1,580	77,420
Cross Country Healthcare, Inc.*	22,817	99,710
CryoLife, Inc.*	4,837	25,298
Cyberonics, Inc.*	830	37,300
Ensign Group, Inc.	5,237	148,050
Gentiva Health Services, Inc.*	54,990	381,081
Greatbatch, Inc.*	5,157	117,115
Haemonetics Corp.*	1,854	137,400
Hanger, Inc.*	7,371	188,992
Healthways, Inc.*	18,431	147,079
ICU Medical, Inc.*	1,135	60,586
Integra LifeSciences Holdings Corp.*	4,121	153,219
Invacare Corp.	22,917	353,609

Investments	Shares	Value
IPC The Hospitalist Co., Inc.*	2,070	$93,812
Kindred Healthcare, Inc.*	96,828	951,819
Landauer, Inc.	439	25,168
LHC Group, Inc.*	7,474	126,759
Magellan Health Services, Inc.*	12,999	589,245
Medidata Solutions, Inc.*	1,212	39,596
Meridian Bioscience, Inc.	1,504	30,772
Merit Medical Systems, Inc.*	5,247	72,461
Molina Healthcare, Inc.*	39,325	922,565
MWI Veterinary Supply, Inc.*	3,022	310,571
Natus Medical, Inc.*	4,042	46,968
Neogen Corp.*	761	35,158
NuVasive, Inc.*	4,480	113,613
Omnicell, Inc.*	3,270	47,873
Palomar Medical Technologies, Inc.*	2,233	18,981
PharMerica Corp.*	39,135	427,354
PSS World Medical, Inc.*	18,852	395,703
Quality Systems, Inc.	10,645	292,844
SurModics, Inc.*	737	12,750
Symmetry Medical, Inc.*	8,812	75,607
West Pharmaceutical Services, Inc.	4,667	235,637
Total Health Care Equipment & Services		9,302,229

Household & Personal Products—0.6%
Central Garden and Pet Co., Class A*	33,262	362,223
Inter Parfums, Inc.	6,218	107,385
Medifast, Inc.*	2,906	57,190
Prestige Brands Holdings, Inc.*	4,297	67,936
WD-40 Co.	1,316	65,550
Total Household & Personal Products		660,284

Insurance—2.5%
AMERISAFE, Inc.*	10,426	270,555
eHealth, Inc.*	2,016	32,478
Employers Holdings, Inc.	4,985	89,929
Horace Mann Educators Corp.	10,973	191,808
Infinity Property & Casualty Corp.	3,620	208,765
Meadowbrook Insurance Group, Inc.	18,295	160,813
National Financial Partners Corp.*	15,229	204,069
Navigators Group, Inc.*	3,108	155,555
Presidential Life Corp.	5,945	58,439
ProAssurance Corp.	1,635	145,662
RLI Corp.	1,768	120,578
Safety Insurance Group, Inc.	3,084	125,334
Selective Insurance Group, Inc.	18,075	314,686
Stewart Information Services Corp.	21,922	336,503
Tower Group, Inc.	11,387	237,647
United Fire Group, Inc.	6,034	128,705
Total Insurance		2,781,526

Materials—7.9%
A. Schulman, Inc.	21,948	435,668
A.M. Castle & Co.*	19,422	206,262
AK Steel Holding Corp.(a)	229,850	1,349,220
AMCOL International Corp.	6,540	185,147
American Vanguard Corp.	2,160	57,434
Balchem Corp.	1,786	58,242
Buckeye Technologies, Inc.	6,226	177,379
Calgon Carbon Corp.*	7,989	113,604
Century Aluminum Co.*	15,934	116,796
Clearwater Paper Corp.*	11,328	386,511

The accompanying notes are an integral part of these financial statements.

30

Schedule of Investments — continued

RevenueShares Small Cap Fund

June 30, 2012

Investments	Shares	Value
Materials (continued)
Deltic Timber Corp.	440	$26,831
Eagle Materials, Inc.	2,718	101,490
Globe Specialty Metals, Inc.	9,359	125,691
H.B. Fuller Co.	9,528	292,510
Hawkins, Inc.	1,513	57,766
Haynes International, Inc.	1,908	97,194
Headwaters, Inc.*	27,048	139,297
Innophos Holdings, Inc.	2,984	168,477
Kaiser Aluminum Corp.	4,928	255,468
KapStone Paper and Packaging Corp.*	10,337	163,841
Koppers Holdings, Inc.	8,730	296,820
Kraton Performance Polymers, Inc.*	13,712	300,430
LSB Industries, Inc.*	5,412	167,285
Materion Corp.	13,266	305,516
Myers Industries, Inc.	8,274	141,982
Neenah Paper, Inc.	5,134	137,026
Olympic Steel, Inc.	15,310	251,390
OM Group, Inc.*	14,287	271,453
PolyOne Corp.	41,872	572,809
Quaker Chemical Corp.	2,969	137,198
RTI International Metals, Inc.*	4,453	100,771
Schweitzer-Mauduit International, Inc.	2,309	157,335
Stepan Co.	3,729	351,197
SunCoke Energy, Inc.*	21,863	320,293
Texas Industries, Inc.	3,471	135,404
Tredegar Corp.	10,849	157,961
Wausau Paper Corp.	22,412	218,069
Zep, Inc.	9,310	127,826
Total Materials		8,665,593

Media—1.4%
Arbitron, Inc.	2,323	81,305
Digital Generation, Inc.*	4,139	51,200
E.W. Scripps Co., Class A*	15,817	152,001
Harte-Hanks, Inc.	19,837	181,310
Live Nation Entertainment, Inc.*	117,046	1,074,482
Total Media		1,540,298

Pharmaceuticals, Biotechnology & Life Sciences—1.4%
Affymetrix, Inc.*	12,081	56,660
Akorn, Inc.*(a)	1,561	24,617
Arqule, Inc.*	1,327	7,869
Cambrex Corp.*	4,426	41,649
Cubist Pharmaceuticals, Inc.*	3,446	130,638
Emergent Biosolutions, Inc.*	3,526	53,419
Enzo Biochem, Inc.*	9,849	16,448
Hi-Tech Pharmacal Co., Inc.*	1,125	36,450
Luminex Corp.*	1,439	35,241
Medicines Co.*	4,232	97,082
Momenta Pharmaceuticals, Inc.*	3,866	52,268
Par Pharmaceutical Cos., Inc.*	5,355	193,530
PAREXEL International Corp.*	9,815	277,078
Questcor Pharmaceuticals, Inc.*	4,680	249,163
Salix Pharmaceuticals Ltd.*	1,876	102,129
Savient Pharmaceuticals, Inc.*(a)	1,772	957
Spectrum Pharmaceuticals, Inc.*	2,482	38,620
ViroPharma, Inc.*	4,360	103,332
Total Pharmaceuticals, Biotechnology
& Life Sciences		1,517,150

Investments	Shares	Value
Real Estate Investment Trusts—1.3%
Acadia Realty Trust	1,309	$30,343
Cedar Realty Trust, Inc.	6,087	30,739
Colonial Properties Trust	3,400	75,276
Cousins Properties, Inc.	5,100	39,525
DiamondRock Hospitality Co.	12,431	126,796
EastGroup Properties, Inc.	663	35,338
Entertainment Properties Trust	1,381	56,773
Extra Space Storage, Inc.	2,068	63,281
Franklin Street Properties Corp.	2,667	28,217
Getty Realty Corp.	1,138	21,793
Healthcare Realty Trust, Inc.	2,445	58,289
Inland Real Estate Corp.	4,078	34,174
Kilroy Realty Corp.	1,471	71,211
Kite Realty Group Trust	4,029	20,105
LaSalle Hotel Properties	4,842	141,096
Lexington Realty Trust	7,958	67,404
LTC Properties, Inc.	467	16,943
Medical Properties Trust, Inc.	3,071	29,543
Mid-America Apartment
Communities, Inc.	1,283	87,552
Parkway Properties, Inc.	4,438	50,771
Pennsylvania Real Estate
Investment Trust	6,431	96,336
Post Properties, Inc.	1,230	60,208
PS Business Parks, Inc.	858	58,104
Sabra Health Care REIT, Inc.	939	16,066
Saul Centers, Inc.	766	32,838
Sovran Self Storage, Inc.	783	39,220
Tanger Factory Outlet Centers	1,891	60,606
Universal Health Realty Income Trust	135	5,607
Urstadt Biddle Properties, Inc., Class A	920	18,188
Total Real Estate Investment Trusts		1,472,342

Real Estate Management & Development—0.0%
Forestar Group, Inc.*	1,545	19,791

Retailing—10.8%
Big 5 Sporting Goods Corp.	27,389	207,061
Blue Nile, Inc.*(a)	2,333	69,313
Brown Shoe Co., Inc.	40,813	526,896
Buckle, Inc.	4,731	187,206
Cabela's, Inc.*(a)	14,339	542,158
Cato Corp., Class A	6,102	185,867
Children's Place Retail Stores, Inc.*(a)	7,435	370,486
Christopher & Banks Corp.	80,195	94,630
Coldwater Creek, Inc.*	65,865	35,962
Finish Line, Inc., Class A	12,560	262,630
Fred's, Inc., Class A	23,709	362,511
Genesco, Inc.*	5,330	320,599
Group 1 Automotive, Inc.	23,303	1,062,850
Haverty Furniture Cos., Inc.	10,877	121,496
Hibbett Sports, Inc.*	2,251	129,905
HOT Topic, Inc.	14,727	142,705
Jos. A. Bank Clothiers, Inc.*(a)	3,908	165,934
Kirkland's, Inc.*	6,835	76,894
Lithia Motors, Inc., Class A	21,079	485,871
Lumber Liquidators Holdings, Inc.*(a)	3,916	132,322
MarineMax, Inc.*	10,070	95,766
Men's Wearhouse, Inc.	13,901	391,174
Monro Muffler Brake, Inc.	3,805	126,478
Nutrisystem, Inc.	7,453	86,157

The accompanying notes are an integral part of these financial statements.

31

Schedule of Investments — continued

RevenueShares Small Cap Fund

June 30, 2012

Investments	Shares	Value
Retailing (continued)
OfficeMax, Inc.*	295,292	$1,494,177
Pep Boys-Manny, Moe & Jack	41,212	407,999
PetMed Express, Inc.	3,812	46,354
Pool Corp.	8,933	361,429
rue21, Inc.*	4,373	110,374
Select Comfort Corp.*	6,467	135,290
Sonic Automotive, Inc., Class A	104,650	1,430,565
Stage Stores, Inc.	16,185	296,509
Stein Mart, Inc.*	30,264	240,599
Tuesday Morning Corp.*	37,585	161,240
Vitamin Shoppe, Inc.*	2,968	163,032
VOXX International Corp., Class A*	12,220	113,890
Zale Corp.*	137,979	371,163
Zumiez, Inc.*(a)	7,814	309,434
Total Retailing		11,824,926

Semiconductors & Semiconductor Equipment—2.5%
Advanced Energy Industries, Inc.*	7,852	105,374
ATMI, Inc.*	3,716	76,438
Brooks Automation, Inc.	14,825	139,948
Cabot Microelectronics Corp.	2,889	84,388
Ceva, Inc.*	621	10,936
Cirrus Logic, Inc.*	6,886	205,754
Cohu, Inc.	7,088	72,014
Cymer, Inc.*	2,034	119,904
Diodes, Inc.*	6,585	123,600
DSP Group, Inc.*	6,438	40,817
Entropic Communications, Inc.*	12,127	68,396
Exar Corp.*	3,695	30,151
GT Advanced Technologies, Inc.*	10,875	57,420
Hittite Microwave Corp.*	1,030	52,654
Kopin Corp.*	7,898	27,169
Kulicke & Soffa Industries, Inc.*	18,999	169,471
Micrel, Inc.	5,564	53,025
Microsemi Corp.*	8,095	149,677
MKS Instruments, Inc.	6,098	176,415
Monolithic Power Systems, Inc.*	1,901	37,773
Nanometrics, Inc.*	2,919	44,836
Pericom Semiconductor Corp.*	3,632	32,688
Power Integrations, Inc.	1,486	55,428
Rubicon Technology, Inc.*	2,837	28,937
Rudolph Technologies, Inc.*	4,438	38,699
Sigma Designs, Inc.*	8,851	56,469
Standard Microsystems Corp.*	2,106	77,690
STR Holdings, Inc.*	7,057	32,180
Supertex, Inc.*	888	16,739
Tessera Technologies, Inc.	3,739	57,468
TriQuint Semiconductor, Inc.*	31,710	174,405
Ultratech, Inc.*	1,245	39,218
Veeco Instruments, Inc.*	6,173	212,104
Volterra Semiconductor Corp.*	1,084	25,420
Total Semiconductors &
Semiconductor Equipment		2,693,605

Software & Services—4.4%
Blackbaud, Inc.	2,755	70,721
Blucora, Inc.*	3,323	40,939
Bottomline Technologies, Inc.*	1,826	32,959
CACI International, Inc., Class A*	13,101	720,817
Cardtronics, Inc.*	4,105	124,012

Investments	Shares	Value
CIBER, Inc.*	50,945	$219,573
CommVault Systems, Inc.*	1,287	63,797
comScore, Inc.*	2,579	42,450
CSG Systems International, Inc.*	8,349	144,271
DealerTrack Holdings, Inc.*	2,175	65,489
Digital River, Inc.*	4,984	82,834
Ebix, Inc.	1,783	35,571
EPIQ Systems, Inc.	4,518	55,346
ExlService Holdings, Inc.*	2,958	72,885
Forrester Research, Inc.	1,661	56,241
Heartland Payment Systems, Inc.	14,200	427,136
Higher One Holdings, Inc.*(a)	3,118	38,102
iGate Corp.*	7,047	119,940
Interactive Intelligence Group, Inc.*	1,441	40,651
j2 Global, Inc.	2,438	64,412
JDA Software Group, Inc.*	4,519	134,169
Liquidity Services, Inc.*	5,746	294,138
LivePerson, Inc.*	1,439	27,427
LogMeIn, Inc.*	736	22,463
Manhattan Associates, Inc.*	1,389	63,491
MAXIMUS, Inc.	3,894	201,515
MicroStrategy, Inc., Class A*	2,542	330,104
Monotype Imaging Holdings, Inc.*	1,607	26,949
NCI, Inc., Class A*	5,719	23,162
Netscout Systems, Inc.*	2,595	56,026
OpenTable, Inc.*(a)	589	26,511
Opnet Technologies, Inc.	1,030	27,388
Perficient, Inc.*	4,350	48,851
Progress Software Corp.*	5,398	112,656
QuinStreet, Inc.*	3,794	35,132
Sourcefire, Inc.*	553	28,424
Stamps.com, Inc.*	841	20,748
Synchronoss Technologies, Inc.*	2,225	41,096
Take-Two Interactive Software, Inc.*	18,507	175,076
TeleTech Holdings, Inc.*	14,456	231,296
Tyler Technologies, Inc.*	1,464	59,072
United Online, Inc.	28,374	119,738
VASCO Data Security
International, Inc.*	2,961	24,221
Virtusa Corp.*	2,849	38,034
Websense, Inc.*	3,920	73,422
XO Group, Inc.*	2,671	23,692
Total Software & Services		4,782,947

Technology Hardware & Equipment—10.0%
3D Systems Corp.*	1,319	45,031
Agilysys, Inc.*	9,529	82,616
Anixter International, Inc.	21,651	1,148,586
Arris Group, Inc.*	15,791	219,653
Avid Technology, Inc.*	19,315	143,510
Badger Meter, Inc.	1,419	53,283
Bel Fuse, Inc., Class B	3,760	66,214
Benchmark Electronics, Inc.*	32,718	456,416
Black Box Corp.	7,649	219,526
Brightpoint, Inc.*	200,499	1,084,700
Checkpoint Systems, Inc.*	20,526	178,781
Cognex Corp.	1,980	62,667
Comtech Telecommunications Corp.	4,971	142,071
CTS Corp.	12,344	116,280
Daktronics, Inc.	12,367	85,456
Digi International, Inc.*	3,985	40,806

The accompanying notes are an integral part of these financial statements.

32

Schedule of Investments — continued

RevenueShares Small Cap Fund

June 30, 2012

Investments	Shares	Value
Technology Hardware & Equipment (continued)
DTS, Inc.*	698	$18,204
Electro Scientific Industries, Inc.	4,042	47,776
FARO Technologies, Inc.*	1,052	44,268
FEI Co.*	3,086	147,634
Harmonic, Inc.*	25,117	106,998
Insight Enterprises, Inc.*	67,457	1,135,301
Intermec, Inc.*	24,298	150,648
Intevac, Inc.*	2,482	18,665
Littelfuse, Inc.	2,274	129,368
Measurement Specialties, Inc.*	1,541	50,098
Mercury Computer Systems, Inc.*	3,447	44,570
Methode Electronics, Inc.	10,018	85,253
MTS Systems Corp.	2,291	88,318
NETGEAR, Inc.*	6,891	237,808
Newport Corp.*	8,175	98,264
Novatel Wireless, Inc.*	33,540	83,515
Oplink Communications, Inc.*	2,857	38,655
OSI Systems, Inc.*	1,986	125,793
Park Electrochemical Corp.	1,682	43,530
PC-Tel, Inc.	2,190	14,169
Plexus Corp.*	15,061	424,720
Pulse Electronics Corp.	38,915	76,663
Radisys Corp.*	9,735	61,136
Rofin-Sinar Technologies, Inc.*	5,671	107,352
Rogers Corp.*	2,568	101,718
ScanSource, Inc.*	15,364	470,753
Stratasys, Inc.*(a)	613	30,374
Super Micro Computer, Inc.*	11,381	180,503
Symmetricom, Inc.*	7,043	42,188
Synaptics, Inc.*	4,050	115,952
SYNNEX Corp.*	58,077	2,003,076
TTM Technologies, Inc.*	30,883	290,609
ViaSat, Inc.*(a)	4,237	160,032
Total Technology Hardware & Equipment		10,919,507

Telecommunication Services—0.8%
Atlantic Tele-Network, Inc.	2,856	96,333
Cbeyond, Inc.*	15,863	107,393
Cincinnati Bell, Inc.*	80,378	299,006
General Communication, Inc.,
Class A*	16,607	138,004
Lumos Networks Corp.	4,061	38,376
Neutral Tandem, Inc.*	3,986	52,535
NTELOS Holdings Corp.	5,748	108,350
USA Mobility, Inc.	3,744	48,148
Total Telecommunication Services		888,145

Investments	Shares	Value
Transportation—2.1%
Allegiant Travel Co., Class A*	2,097	$146,119
Arkansas Best Corp.	20,698	260,795
Forward Air Corp.	3,095	99,875
Heartland Express, Inc.	7,228	103,433
HUB Group, Inc., Class A*	13,590	491,958
Knight Transportation, Inc.	9,781	156,398
Old Dominion Freight Line, Inc.*	8,132	352,034
SkyWest, Inc.	101,143	660,464
Total Transportation		2,271,076

Utilities—3.4%
ALLETE, Inc.	4,444	185,759
American States Water Co.	2,189	86,641
Avista Corp.	11,710	312,657
CH Energy Group, Inc.	3,016	198,121
El Paso Electric Co.	5,546	183,905
Laclede Group, Inc.	8,175	325,447
New Jersey Resources Corp.	13,595	592,878
Northwest Natural Gas Co.	3,534	168,218
NorthWestern Corp.	6,223	228,384
Piedmont Natural Gas Co., Inc.	8,908	286,749
South Jersey Industries, Inc.	3,604	183,696
Southwest Gas Corp.	8,249	360,069
UIL Holdings Corp.	8,533	305,993
UNS Energy Corp.	7,877	302,556
Total Utilities		3,721,073

Total Common Stocks
(Cost $101,624,277)		109,562,281
INVESTMENT OF CASH COLLATERAL
FOR SECURITIES LOANED—4.1%
Dreyfus Institutional Preferred
Money Market Fund—
Prime Shares, 0.16%(b)
(Cost $4,526,261)	4,526,261	4,526,261
Total Investments—104.1%
(Cost $106,150,538)		114,088,542
Liabilities in Excess of Other Assets—(4.1)%		(4,487,536)
Net Assets—100.0%		$109,601,006

*	Non-income producing security
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $4,456,793; cash collateral of $4,526,261 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Rate shown represents annualized 7-day yield as of June 30, 2012.

The accompanying notes are an integral part of these financial statements.

33

Schedule of Investments

RevenueShares Financials Sector Fund

June 30, 2012

Investments	Shares	Value
COMMON STOCKS—99.9%
Capital Markets—11.5%
Ameriprise Financial, Inc.	1,427	$74,575
Bank of New York Mellon Corp.	5,174	113,569
BlackRock, Inc.	380	64,532
Charles Schwab Corp.	2,720	35,169
E*Trade Financial Corp.*	2,067	16,619
Federated Investors, Inc., Class B	301	6,577
Franklin Resources, Inc.	456	50,611
Goldman Sachs Group, Inc.	2,866	274,735
Invesco Ltd.	1,323	29,900
Legg Mason, Inc.	757	19,962
Morgan Stanley	20,751	302,757
Northern Trust Corp.	656	30,189
State Street Corp.	1,623	72,451
T. Rowe Price Group, Inc.	314	19,769
Total Capital Markets		1,111,415

Commercial Banks—13.4%
BB&T Corp.	2,336	72,066
Comerica, Inc.	608	18,672
Fifth Third Bancorp	3,670	49,178
First Horizon National Corp.	1,386	11,989
Huntington Bancshares, Inc.	3,393	21,715
KeyCorp	4,546	35,186
M&T Bank Corp.	374	30,881
PNC Financial Services Group, Inc.	1,922	117,454
Regions Financial Corp.	8,349	56,356
SunTrust Banks, Inc.	3,001	72,714
U.S. Bancorp	4,695	150,991
Wells Fargo & Co.	19,132	639,774
Zions Bancorporation	996	19,342
Total Commercial Banks		1,296,318

Consumer Finance—4.7%
American Express Co.	3,914	227,834
Capital One Financial Corp.	2,407	131,567
Discover Financial Services	1,726	59,685
SLM Corp.	2,628	41,286
Total Consumer Finance		460,372

Diversified Financial Services—25.1%
Bank of America Corp.	98,933	809,272
Citigroup, Inc.	25,477	698,325
CME Group, Inc., Class A	84	22,521
IntercontinentalExchange, Inc.*	72	9,791
JPMorgan Chase & Co.	22,480	803,210
Leucadia National Corp.	609	12,953
Moody's Corp.	446	16,301
NASDAQ OMX Group, Inc.	1,073	24,325
NYSE Euronext	1,272	32,538
Total Diversified Financial Services		2,429,236

Insurance—41.8%
ACE Ltd.	1,621	120,165
Aflac, Inc.	3,581	152,515
Allstate Corp.	6,619	232,261
American International Group, Inc.*	14,987	480,933
AON PLC	1,682	78,684
Assurant, Inc.	1,668	58,113
Berkshire Hathaway, Inc., Class B*	12,151	1,012,543
Chubb Corp.	1,333	97,069
Cincinnati Financial Corp.	716	27,258
Genworth Financial, Inc., Class A*	13,316	75,369

Investments	Shares	Value
Hartford Financial Services Group, Inc.	9,012	$158,882
Lincoln National Corp.	3,537	77,354
Loews Corp.	2,477	101,334
Marsh & McLennan Cos., Inc.	2,563	82,605
MetLife, Inc.	15,163	467,778
Principal Financial Group, Inc.	2,532	66,414
Progressive Corp.(a)	5,164	107,566
Prudential Financial, Inc.	6,623	320,752
Torchmark Corp.	475	24,011
Travelers Cos., Inc.	2,813	179,582
Unum Group	3,658	69,977
XL Group PLC	2,241	47,151
Total Insurance		4,038,316

Paper & Forest Products—0.5%
Weyerhaeuser Co.	2,083	46,576

Real Estate Investment Trusts—2.2%
American Tower Corp.	241	16,848
Apartment Investment &
Management Co., Class A	285	7,704
AvalonBay Communities, Inc.	48	6,791
Boston Properties, Inc.	114	12,354
Equity Residential	231	14,405
HCP, Inc.	265	11,700
Health Care REIT, Inc.	151	8,803
Host Hotels & Resorts, Inc.	2,152	34,045
Kimco Realty Corp.	345	6,565
Plum Creek Timber Co., Inc.	221	8,774
ProLogis, Inc.	322	10,700
Public Storage	87	12,564
Simon Property Group, Inc.	197	30,665
Ventas, Inc.	169	10,667
Vornado Realty Trust	247	20,743
Total Real Estate Investment Trusts		213,328

Real Estate Management & Development—0.4%
Cbre Group, Inc., Class A*	2,427	39,706

Thrifts & Mortgage Finance—0.3%
Hudson City Bancorp, Inc.	2,777	17,689
People's United Financial, Inc.	782	9,079
Total Thrifts & Mortgage Finance		26,768

Total Common Stocks
(Cost $11,340,065)		9,662,035
INVESTMENT OF CASH COLLATERAL
FOR SECURITIES LOANED—0.0%†
Dreyfus Institutional Preferred
Money Market Fund—
Prime Shares, 0.16%(b)
(Cost $425)	425	425
Total Investments—99.9%
(Cost $11,340,490)		9,662,460
Other Assets in Excess of Liabilities—0.1%		4,872
Net Assets—100.0%		$9,667,332

PLC – Public Limited Company

REIT – Real Estate Investment Trust

*	Non-income producing security
†	Less than 0.05%
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $417; cash collateral of $425 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Rate shown represents annualized 7-day yield as of June 30, 2012.

The accompanying notes are an integral part of these financial statements.

34

Schedule of Investments

RevenueShares ADR Fund

June 30, 2012

Investments	Shares	Value
COMMON STOCKS—98.4%
Automobiles & Components—5.4%
Honda Motor Co. Ltd.(a)	17,042	$590,676
Magna International, Inc.	3,928	154,999
Toyota Motor Corp.(a)	15,245	1,226,917
Total Automobiles & Components		1,972,592

Banks—12.3%
Banco Bilbao Vizcaya Argentaria SA(a)	22,776	161,026
Banco Bradesco SA(a)	32,561	484,182
Banco de Chile(a)	293	24,756
Banco Santander Chile(a)	362	28,051
Banco Santander SA(a)	54,808	359,540
Bancolombia SA(a)	452	27,952
Bank of Montreal	1,950	107,757
Bank of Nova Scotia	2,893	149,828
Barclays PLC(a)	25,220	259,766
Canadian Imperial Bank of Commerce	1,323	93,060
Credicorp Ltd.	144	18,128
HSBC Holdings PLC(a)	10,836	478,193
Itau Unibanco Holding SA(a)	30,077	418,672
KB Financial Group, Inc.(a)	110	3,596
Lloyds Banking Group PLC*(a)	164,891	316,591
Mitsubishi UFJ Financial
Group, Inc.(a)	65,995	313,476
Mizuho Financial Group, Inc.(a)	49,312	164,209
National Bank of Greece SA*(a)	26,672	45,609
Royal Bank of Canada	3,534	181,012
Royal Bank of Scotland
Group PLC*(a)(b)	38,436	261,365
Shinhan Financial Group Co., Ltd.(a)	121	8,589
Sumitomo Mitsui Financial
Group, Inc.(a)	30,214	200,621
Toronto-Dominion Bank	2,016	157,712
Westpac Banking Corp.(a)	2,345	255,159
Total Banks		4,518,850

Capital Goods—3.0%
ABB Ltd.*(a)	13,004	212,225
Embraer SA(a)	1,235	32,764
Koninklijke Philips Electronics NV	9,068	178,368
Kubota Corp.(a)	1,481	68,289
Nidec Corp.(a)	2,219	42,583
Siemens AG(a)	6,745	567,052
Total Capital Goods		1,101,281

Consumer Durables & Apparel—3.1%
Gildan Activewear, Inc.	342	9,412
Luxottica Group SpA(a)	1,444	50,439
Panasonic Corp.(a)	74,735	605,353
Sony Corp.(a)	33,718	480,144
Total Consumer Durables & Apparel		1,145,348

Consumer Services—0.3%
Carnival PLC(a)	2,496	85,688
Intercontinental Hotels Group PLC(a)	404	9,736
Tim Hortons, Inc.	318	16,740
Total Consumer Services		112,164

Diversified Financials—3.8%
Credit Suisse Group AG(a)	13,278	243,386
Deutsche Bank AG	10,422	376,964

Investments	Shares	Value
ING Groep NV*(a)	59,939	$400,393
Nomura Holdings, Inc.(a)	28,168	103,940
ORIX Corp.(a)	660	30,670
UBS AG*	20,350	238,298
Total Diversified Financials		1,393,651

Energy—35.5%
BP PLC(a)	45,710	1,853,083
Cameco Corp.	656	14,399
Canadian Natural Resources Ltd.	2,875	77,194
Cenovus Energy, Inc.	2,909	92,506
China Petroleum & Chemical Corp.(a)	20,158	1,797,892
CNOOC Ltd.(a)	1,058	212,923
Ecopetrol SA(a)	3,460	193,033
Enbridge, Inc.	3,032	121,037
Encana Corp.	2,097	43,681
Enerplus Corp.	499	6,422
ENI SpA(a)	20,998	892,835
Imperial Oil Ltd.	3,909	163,084
Nexen, Inc.	2,255	38,087
Penn West Petroleum Ltd.	1,273	17,045
PetroChina Co. Ltd.(a)	12,822	1,655,833
Petroleo Brasileiro SA, Class A(a)	42,706	774,687
Royal Dutch Shell PLC, Class A(a)	19,776	1,333,496
Royal Dutch Shell PLC, Class B(a)	19,067	1,333,355
Statoil ASA(a)	28,819	687,621
Suncor Energy, Inc.	7,689	222,597
Talisman Energy, Inc.	4,118	47,192
Tenaris SA(a)	1,664	58,190
Total SA(a)	29,441	1,323,373
TransCanada Corp.	1,181	49,484
Total Energy		13,009,049

Food & Staples Retailing—0.5%
Delhaize Group SA(a)	4,725	173,455

Food, Beverage & Tobacco—2.9%
Anheuser-Busch InBev NV(a)	3,137	249,862
BRF—Brasil Foods SA(a)	5,204	79,049
British American Tobacco PLC(a)	1,375	140,415
Diageo PLC(a)	932	96,061
Fomento Economico Mexicano
SAB de CV(a)	1,126	100,496
Unilever NV	5,723	190,862
Unilever PLC(a)	5,640	190,237
Total Food, Beverage & Tobacco		1,046,982

Health Care Equipment & Services—0.3%
Fresenius Medical Care AG
& Co. KGaA(a)	1,071	75,602
Smith & Nephew PLC(a)	504	25,195
Total Health Care Equipment & Services		100,797

Insurance—4.3%
Aegon NV, Class G	50,328	232,515
Aviva PLC(a)	36,341	311,806
China Life Insurance Co. Ltd.(a)	8,314	328,320
Manulife Financial Corp.	24,030	261,687
Prudential PLC(a)	14,070	326,424
Sun Life Financial, Inc.	5,415	117,830
Total Insurance		1,578,582

The accompanying notes are an integral part of these financial statements.

35

Schedule of Investments — continued

RevenueShares ADR Fund

June 30, 2012

Investments	Shares	Value
Materials—6.4%
Agnico-Eagle Mines Ltd.	258	$10,439
Agrium, Inc.	1,052	93,070
ArcelorMittal(b)	33,440	510,629
Barrick Gold Corp.	2,065	77,582
BHP Billiton Ltd.(a)	2,826	184,538
BHP Billiton PLC(a)	3,216	183,923
Cemex SAB de CV*(a)	14,674	98,756
Cia de Minas Buenaventura SA(a)	232	8,811
Cia Siderurgica Nacional SA(a)	9,000	51,030
CRH PLC(a)	7,334	141,106
Eldorado Gold Corp.	496	6,111
Gerdau SA(a)	13,836	121,203
Goldcorp, Inc.	794	29,838
IAMGOLD Corp.	738	8,708
Kinross Gold Corp.	2,532	20,636
POSCO(a)	2,406	193,539
Potash Corp. of Saskatchewan, Inc.	1,138	49,719
Randgold Resources Ltd.(a)	74	6,661
Rio Tinto PLC(a)	6,986	334,001
Silver Wheaton Corp.	151	4,053
Sociedad Quimica y Minera de Chile SA(a) 221		12,303
Southern Copper Corp.	1,252	39,450
Syngenta AG(a)	1,132	77,474
Teck Resources Ltd., Class B	2,024	62,623
Yamana Gold, Inc.	785	12,089
Total Materials		2,338,292

Media—0.8%
Grupo Televisa SAB(a)	1,397	30,007
Pearson PLC(a)	2,740	54,389
Shaw Communications, Inc., Class B	1,443	27,287
Thomson Reuters Corp.	2,722	77,441
WPP PLC(a)	1,474	89,708
Total Media		278,832

Pharmaceuticals, Biotechnology & Life Sciences—3.2%
AstraZeneca PLC(a)	4,195	187,726
Elan Corp. PLC*(a)	480	7,003
GlaxoSmithKline PLC(a)	5,310	241,977
Novartis AG(a)	5,899	329,754
Novo Nordisk A/S(a)	512	74,414
QIAGEN NV*	401	6,697
Sanofi(a)	7,197	271,902
Shire PLC(a)	271	23,412
Valeant Pharmaceuticals
International, Inc.*	328	14,691
Total Pharmaceuticals, Biotechnology
& Life Sciences		1,157,576

Real Estate—0.3%
Brookfield Asset Management, Inc.,
Class A	3,110	102,941

Semiconductors & Semiconductor Equipment—0.5%
Advantest Corp.(a)	445	7,018
ARM Holdings PLC(a)	181	4,306
ASML Holding NV, Class G	841	43,244
STMicroelectronics NV, Class Y	8,822	47,992

Investments	Shares	Value
Taiwan Semiconductor
Manufacturing Co. Ltd.(a)	5,619	$78,441
United Microelectronics Corp.(a)	8,893	19,298
Total Semiconductors &
Semiconductor Equipment		200,299

Software & Services—0.3%
SAP AG(a)	1,861	110,469

Technology Hardware & Equipment—2.6%
Alcatel-Lucent*(a)	67,367	109,808
Canon, Inc.(a)(b)	6,156	245,871
Kyocera Corp.(a)	1,012	86,425
Nokia OYJ(a)	109,619	226,911
Research In Motion Ltd.*(b)	11,104	82,059
Telefonaktiebolaget LM Ericsson(a)	20,632	188,370
Total Technology Hardware
& Equipment		939,444

Telecommunication Services—10.6%
America Movil SAB de CV, Series R(a)	12,133	316,186
BCE, Inc.	2,756	113,547
BT Group PLC(a)	5,524	183,286
China Mobile Ltd.(a)	8,855	484,103
Chunghwa Telecom Co. Ltd.(a)	1,197	37,622
France Telecom SA(a)	27,443	359,778
Nippon Telegraph & Telephone
Corp.(a)	31,767	735,088
NTT DoCoMo, Inc.(a)	17,536	291,974
Oi SA(a)(b)	2,940	36,280
Portugal Telecom SGPS SA(a)(b)	11,609	51,660
Rogers Communications, Inc., Class B	1,917	69,414
Telecom Italia SpA(a)	24,369	240,035
Telefonica SA(a)	37,540	491,774
TELUS Corp., Class A	1,016	59,416
Vodafone Group PLC(a)	14,684	413,795
Total Telecommunication Services		3,883,958

Transportation—0.4%
Canadian National Railway Co.	622	52,484
Canadian Pacific Railway Ltd.	423	30,989
Lan Airlines SA(a)(b)	1,185	30,929
Ryanair Holdings PLC*(a)	962	29,245
Total Transportation		143,647

Utilities—1.9%
Centrais Eletricas Brasileiras SA,
Class C(a)	16,191	113,823
Cia Energetica de Minas Gerais(a)	2,970	54,707
CPFL Energia SA(a)	1,714	42,833
Empresa Nacional de Electricidad SA(a)	556	28,373
Enersis SA(a)	4,026	75,286
National Grid PLC(a)	2,471	130,938
TransAlta Corp.	820	13,915
Veolia Environnement SA(a)	17,472	220,497
Total Utilities		680,372
Total Common Stocks
(Cost $40,878,708)		35,988,581

The accompanying notes are an integral part of these financial statements.

36

Schedule of Investments — continued

RevenueShares ADR Fund

June 30, 2012

Investments	Shares	Value
PREFERRED STOCKS—1.2%
Food, Beverage & Tobacco—0.2%
Cia de Bebidas das Americas(a)	2,378	$91,149

Materials—0.9%
Vale SA, Class B(a)	16,757	326,929

Utilities—0.1%
Cia Paranaense de Energia-Copel
Preference B(a)	1,221	26,471

Total Preferred Stocks
(Cost $537,440)		444,549
INVESTMENT OF CASH COLLATERAL
FOR SECURITIES LOANED—2.5%
Dreyfus Institutional Preferred
Money Market Fund—
Prime Shares, 0.16%(c)
(Cost $913,653)	913,653	913,653
Total Investments—102.1%
(Cost $42,329,801)		37,346,783
Liabilities in Excess of Other Assets—(2.1)%		(759,750)
Net Assets—100.0%		$36,587,033

		% of
Country	Value	Net Assets
Australia	$439,697	1.2%
Belgium	423,317	1.2
Brazil	2,653,779	7.3
Canada	3,084,376	8.4
Chile	199,698	0.5
China	1,984,153	5.4
Colombia	220,985	0.6
Denmark	74,414	0.2
Finland	226,911	0.6
France	2,285,358	6.2
Germany	1,130,087	3.1
Greece	45,609	0.1
Hong Kong	2,494,918	6.8
Ireland	200,766	0.6
Italy	1,183,309	3.2
Japan	5,193,254	14.2
Jersey Islands	96,369	0.3
Luxembourg	568,819	1.6
Mexico	545,445	1.5
Netherlands	3,718,930	10.2
Norway	687,621	1.9
Peru	26,939	0.1
Portugal	51,660	0.1
South Korea	205,724	0.6
Spain	1,012,340	2.8
Sweden	188,370	0.5
Switzerland	1,149,129	3.1
Taiwan	135,361	0.4
United Kingdom	6,088,901	16.6
United States	1,030,544	2.8
Total Investments	37,346,783	102.1

Liabilities in Excess of Other Assets	(759,750)	(2.1)
Net Assets	$36,587,033	100.0%

PLC	– Public Limited Company
*	Non-income producing security
(a)	American Depositary Receipt
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $906,377; cash collateral of $913,653 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Rate shown represents annualized 7-day yield as of June 30, 2012.

The accompanying notes are an integral part of these financial statements.

37

Schedule of Investments

RevenueShares Navellier Overall A-100 Fund

June 30, 2012

Investments	Shares	Value
COMMON STOCKS—100.3%
Banks—1.6%
Access National Corp.	742	$9,720
Bank of The Ozarks, Inc.	584	17,567
Heartland Financial USA, Inc.	1,374	32,976
Horizon Bancorp	398	10,467
Monarch Financial Holdings, Inc.	1,290	12,706
Peoples Bancorp, Inc.	619	13,606
Texas Capital Bancshares, Inc.*	666	26,900
Total Banks		123,942

Capital Goods—6.8%
Chart Industries, Inc.*	556	38,230
DXP Enterprises, Inc.*	415	17,218
Edac Technologies Corp.*	1,170	13,198
Generac Holdings, Inc.	1,148	27,621
Goodrich Corp.	523	66,369
Sypris Solutions, Inc.	6,798	47,382
Transdigm Group, Inc.*	455	61,106
W.W. Grainger, Inc.	1,290	246,700
Total Capital Goods		517,824

Commercial & Professional Services—1.1%
Hudson Technologies, Inc.*	1,481	6,102
Mistras Group, Inc.*	736	19,342
Verisk Analytics, Inc., Class A*	1,132	55,762
Total Commercial & Professional Services		81,206

Consumer Durables & Apparel—6.6%
Arctic Cat, Inc.*	419	15,319
LeapFrog Enterprises, Inc., Class A*	5,662	58,092
Lululemon Athletica, Inc.*	785	46,810
Polaris Industries, Inc.	1,440	102,931
Smith & Wesson Holding Corp.*	2,059	17,110
Sturm Ruger & Co., Inc.	551	22,123
VF Corp.	1,809	241,411
Total Consumer Durables & Apparel		503,796

Consumer Services—2.5%
Cedar Fair LP	1,623	48,641
Domino's Pizza, Inc.	1,651	51,032
Multimedia Games Holding Co., Inc.*	1,275	17,850
Papa John's International, Inc.*	1,191	56,656
Shuffle Master, Inc.*	836	11,537
Total Consumer Services		185,716

Diversified Financials—0.8%
Main Street Capital Corp.	599	14,496
Marketaxess Holdings, Inc.	595	15,851
Ocwen Financial Corp., Class A*	1,616	30,348
Total Diversified Financials		60,695

Energy—3.4%
Ecopetrol SA(a)	4,201	234,374
TGC Industries, Inc.*	2,224	21,595
Total Energy		255,969

Food & Staples Retailing—2.9%
Susser Holdings Corp.*	5,957	221,422

Food, Beverage & Tobacco—9.1%
Boston Beer Co., Inc., Class A*(b)	547	66,187

Investments	Shares	Value
British American Tobacco PLC(a)	5,249	$536,028
Monster Beverage Corp.*	1,178	83,873
Total Food, Beverage & Tobacco		686,088

Health Care Equipment & Services—1.3%
Healthstream, Inc.*	680	17,680
Intuitive Surgical, Inc.*	126	69,778
Mediware Information Systems*	942	13,753
Total Health Care Equipment & Services		101,211

Household & Personal Products—1.7%
Nu Skin Enterprises, Inc., Class A	1,163	54,545
USANA Health Sciences, Inc.*	1,763	72,494
Total Household & Personal Products		127,039

Insurance—8.2%
Allied World Assurance Co.
Holdings AG	2,836	225,377
Amtrust Financial Services, Inc.	1,813	53,864
Eastern Insurance Holdings, Inc.	1,073	18,241
Homeowners Choice, Inc.	871	15,330
ProAssurance Corp.	202	17,996
White Mountains Insurance Group Ltd.	559	291,658
Total Insurance		622,466

Materials—1.7%
American Vanguard Corp.	737	19,597
Arabian American Development Co.*(b)	1,559	15,107
H.B. Fuller Co.	782	24,007
Schweitzer-Mauduit International, Inc.	251	17,103
Terra Nitrogen Co. LP	198	41,936
U.S. Lime & Minerals, Inc.*	252	11,761
Total Materials		129,511

Media—2.0%
Beasley Broadcasting Group, Inc.,
Class A*	2,055	12,104
Madison Square Garden Co.
(The), Class A*	3,787	141,785
Total Media		153,889

Pharmaceuticals, Biotechnology & Life Sciences—4.4%
Akorn, Inc.*(b)	1,260	19,870
Alexion Pharmaceuticals, Inc.*	443	43,990
Biogen IDEC, Inc.*	1,251	180,619
Cambrex Corp.*	3,842	36,153
Jazz Pharmaceuticals PLC*	455	20,480
Questcor Pharmaceuticals, Inc.*	285	15,174
Spectrum Pharmaceuticals, Inc.*	898	13,973
Total Pharmaceuticals, Biotechnology
& Life Sciences		330,259

Real Estate—1.6%
Altisource Portfolio Solutions SA*	368	26,949
Extra Space Storage, Inc.(d)	1,519	46,481
Simon Property Group, Inc.(d)	290	45,142
Total Real Estate		118,572

Retailing—26.7%
America's Car-Mart, Inc.*	562	21,834
Asbury Automotive Group, Inc.*	21,800	516,442
AutoZone, Inc.*	722	265,097

The accompanying notes are an integral part of these financial statements.

38

Schedule of Investments — continued

RevenueShares Navellier Overall A-100 Fund

June 30, 2012

Investments	Shares	Value
Retailing (continued)
Bed Bath & Beyond, Inc.*	4,871	$301,028
Dillard's, Inc., Class A	898	57,185
Genesco, Inc.*	402	24,180
Lithia Motors, Inc., Class A	3,740	86,207
Macy's, Inc.	5,200	178,620
O'Reilly Automotive, Inc.*(b)	2,113	177,006
Sally Beauty Holdings, Inc.*	5,119	131,763
Select Comfort Corp.*	1,818	38,033
Stamps.com, Inc.*	544	13,420
Tractor Supply Co.	1,708	141,866
Ulta Salon Cosmetics & Fragrance, Inc.	793	74,050
Total Retailing		2,026,731

Semiconductors & Semiconductor Equipment—0.1%
Silicon Motion Technology Corp.*(a)	760	10,724

Software & Services—8.7%
Alliance Data Systems Corp.*(b)	909	122,715
Blucora, Inc.*	1,026	12,640
Cardtronics, Inc.*	1,026	30,995
Fair Isaac Corp.	734	31,034
IAC/InterActiveCorp	518	23,621
Liquidity Services, Inc.*	624	31,943
Manhattan Associates, Inc.*	452	20,661
Mastercard, Inc., Class A	487	209,464
NetEase, Inc.*(a)	2,499	147,066
Solarwinds, Inc.*	511	22,259
Top Image Systems Ltd.*	884	3,898
Total Software & Services		656,296

Investments	Shares	Value
Technology Hardware & Equipment—8.8%
Apple, Inc.*	927	$541,368
Key Tronic Corp.*	4,590	37,822
Micronetics, Inc.*	373	5,490
Seagate Technology PLC	3,355	82,969
Total Technology Hardware & Equipment		667,649

Transportation—0.3%
Copa Holdings SA, Class A	302	24,909

Total Common Stocks
(Cost $6,976,001)		7,605,914
INVESTMENT OF CASH COLLATERAL
FOR SECURITIES LOANED—3.0%
Dreyfus Institutional Preferred
Money Market Fund—
Prime Shares, 0.16%(c)
(Cost $232,353)	232,353	232,353
Total Investments—103.3%
(Cost $7,208,354)		7,838,267
Liabilities in Excess of Other Assets—(3.3)%		(252,808)
Net Assets—100.0%		$7,585,459

PLC – Public Limited Company

*	Non-income producing security
(a)	American Depositary Receipt
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $233,882; cash collateral of $232,353 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Rate shown represents annualized 7-day yield as of June 30, 2012.
(d)	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

39

Statements Of Assets And Liabilities

June 30, 2012

						RevenueShares
	RevenueShares	RevenueShares	RevenueShares	RevenueShares		Navellier
	Large Cap	Mid Cap	Small Cap	Financials	RevenueShares	Overall A-100
	Fund	Fund	Fund	Sector Fund	ADR Fund	Fund
ASSETS:
Investments at value
(including securities
on loan) (Note 5)[1]	$160,638,071	$129,117,928	$114,088,542	$9,662,460	$37,346,783	$7,838,267
Cash	489,514	1,234,352	276,287	5,969	63,203	9,050
Receivables:
Expense reimbursement
due from Adviser	—	—	—	7,973	2,225	6,325
Dividends	185,778	106,075	83,108	5,829	195,428	1,488
Investment securities sold	466,025	348,062	3,627,704	—	—	165,401
Securities lending income,
net (Note 2)	1,264	2,376	1,303	—	200	5
Prepaid expenses	6,853	6,604	6,492	5,746	6,030	3,539
Total Assets	161,787,505	130,815,397	118,083,436	9,687,977	37,613,869	8,024,075
LIABILITIES:
Payables:
Collateral for securities
on loan (Note 2)	4,432,320	5,937,980	4,526,261	425	913,653	232,353
Investment securities
purchased	942,416	2,216,521	490,699	—	74,745	182,342
Capital shares redeemed	—	—	3,371,005	—	—	—
Advisory fees (Note 3)	33,158	20,443	18,391	—	—	—
Compliance Officer fees	2,600	2,035	2,113	795	1,123	617
Trustee fees	1,015	594	612	94	331	96
Other accrued expenses	92,246	80,365	73,349	19,331	36,984	23,208
Total Liabilities	5,503,755	8,257,938	8,482,430	20,645	1,026,836	438,616
NET ASSETS	$156,283,750	$122,557,459	$109,601,006	$9,667,332	$36,587,033	$7,585,459
NET ASSETS CONSIST OF:
Paid-in capital	$142,215,972	$109,201,669	$102,111,698	$12,298,272	$44,177,909	$8,478,745
Undistributed net investment
income (loss)	688,718	—	249,977	13,975	142,122	12,737
Accumulated net realized
gain (loss) on investments	(5,089,546)	(1,004,950)	(698,673)	(966,885)	(2,749,980)	(1,535,936)
Net unrealized appreciation
(depreciation) on
investments	18,468,606	14,360,740	7,938,004	(1,678,030)	(4,983,018)	629,913
NET ASSETS	$156,283,750	$122,557,459	$109,601,006	$9,667,332	$36,587,033	$7,585,459
Shares outstanding
(unlimited number of
shares of beneficial interest
authorized, without
par value)	6,201,400	4,101,400	3,251,400	350,000	1,150,000	200,000
Net asset value, per share	$25.20	$29.88	$33.71	$27.62	$31.81	$37.93
Investments at cost	$142,169,465	$114,757,188	$106,150,538	$11,340,490	$42,329,801	$7,208,354
[1] Market value of
securities on loan:	$4,424,471	$5,939,386	$4,456,793	$417	$906,377	$233,882

The accompanying notes are an integral part of these financial statements.

40

Statements of Operations

Year Ended June 30, 2012

						RevenueShares
	RevenueShares	RevenueShares	RevenueShares	RevenueShares		Navellier
	Large Cap	Mid Cap	Small Cap	Financials	RevenueShares	Overall A-100
	Fund	Fund	Fund	Sector Fund	ADR Fund	Fund

INVESTMENT INCOME:
Dividend income	$3,659,711	$1,684,826	$1,309,773	$127,522	$1,659,666	$170,022
Foreign withholding tax	—	—	—	—	(182,047)	(1,530)
Securities lending income,
net (Note 2)	1,264	2,376	1,303	—	200	5
Total Income	3,660,975	1,687,202	1,311,076	127,522	1,477,819	168,497
EXPENSES:
Advisory fees (Note 3)	745,410	643,818	570,848	38,941	256,523	56,896
BNY Fund Services fees	282,672	242,651	239,004	21,586	101,507	31,450
Professional fees	83,779	70,280	58,412	19,015	36,021	18,391
Compliance fees	33,606	26,465	23,455	8,710	14,264	9,225
Principal Financial Officer fees	17,050	14,038	12,700	5,618	8,188	5,739
Printing and Postage	44,400	36,827	30,631	4,563	16,789	3,729
Trustees fees	13,412	9,814	8,692	656	4,272	797
NYSE Listing fees	4,943	4,942	4,940	4,952	4,950	278
Other expenses	10,116	10,891	12,052	7,590	8,278	7,675
Total Expenses	1,235,388	1,059,726	960,734	111,631	450,792	134,180
Less expense waivers and
reimbursements (Note 3)	(423,713)	(364,402)	(344,218)	(69,229)	(241,299)	(77,284)
Net Expenses	811,675	695,324	616,516	42,402	209,493	56,896
Net Investment Income	2,849,300	991,878	694,560	85,120	1,268,326	111,601
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss)
on investments	(2,315,376)	1,760,977	(126,426)	(634,923)	(2,468,964)	(1,555,905)
Net realized gain (loss) on
in-kind redemptions	9,762,524	5,900,516	5,652,820	(329,147)	2,257,580	884,718
Total net realized gain (loss)	7,447,148	7,661,493	5,526,394	(964,070)	(211,384)	(671,187)
Net change in unrealized
appreciation (depreciation)
on investments	(9,224,638)	(13,900,467)	(13,168,974)	(270,013)	(11,591,153)	(307,826)
Net realized and unrealized
gain (loss) on investments	(1,777,490)	(6,238,974)	(7,642,580)	(1,234,083)	(11,802,537)	(979,013)
Net Increase (Decrease) in
Net Assets Resulting
From Operations	$1,071,810	$(5,247,096)	$(6,948,020)	$(1,148,963)	$(10,534,211)	$(867,412)

The accompanying notes are an integral part of these financial statements.

41

Statements of Changes in Net Assets

	RevenueShares		RevenueShares		RevenueShares
	Large Cap Fund		Mid Cap Fund		Small Cap Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
	2012	2011	2012	2011	2012	2011
OPERATIONS:
Net investment income	$2,849,300	$3,158,543	$991,878	$800,643	$694,560	$537,272
Net realized gain (loss)
on investments	7,447,148	7,035,281	7,661,493	9,122,464	5,526,394	13,656,528
Net change in unrealized
appreciation (depreciation)
on investments	(9,224,638)	35,293,707	(13,900,467)	29,195,993	(13,168,974)	21,053,552
Net increase (decrease)
in net assets resulting
from operations	1,071,810	45,487,531	(5,247,096)	39,119,100	(6,948,020)	35,247,352
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income	(2,947,099)	(2,871,609)	(955,245)	(762,231)	(525,064)	(543,364)
Realized gains	—	—	(3,004,099)	—	—	—
Total distributions
to shareholders	(2,947,099)	(2,871,609)	(3,959,344)	(762,231)	(525,064)	(543,364)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	4,872,841	48,640,531	15,756,545	30,030,204	19,561,410	27,782,757
Cost of shares redeemed	(48,014,378)	(28,676,563)	(28,227,159)	(24,422,486)	(33,504,188)	(40,788,847)
Net increase (decrease) in
net assets resulting from
shareholder transactions	(43,141,537)	19,963,968	(12,470,614)	5,607,718	(13,942,778)	(13,006,090)
Increase (Decrease) in
net assets	(45,016,826)	62,579,890	(21,677,054)	43,964,587	(21,415,862)	21,697,898
NET ASSETS:
Beginning of year	201,300,576	138,720,686	144,234,513	100,269,926	131,016,868	109,318,970
End of year	$156,283,750	$201,300,576	$122,557,459	$144,234,513	$109,601,006	$131,016,868
Undistributed net investment
income (loss) included in
net assets at end of year	$688,718	$786,517	$—	$188,715	$249,977	$80,481
CHANGES IN SHARES
OUTSTANDING:
Shares outstanding,
beginning of year	8,051,400	7,151,400	4,551,400	4,351,400	3,801,400	4,301,400
Shares sold	200,000	2,150,000	550,000	1,050,000	550,000	850,000
Shares redeemed	(2,050,000)	(1,250,000)	(1,000,000)	(850,000)	(1,100,000)	(1,350,000)
Shares outstanding,
end of year	6,201,400	8,051,400	4,101,400	4,551,400	3,251,400	3,801,400

The accompanying notes are an integral part of these financial statements.

42

Statements of Changes in Net Assets — concluded

	RevenueShares				RevenueShares
	Financials Sector Fund		RevenueShares ADR Fund		Navellier Overall A-100 Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
	2012	2011	2012	2011	2012	2011
OPERATIONS:
Net investment income	$85,120	$321,350	$1,268,326	$1,552,721	$111,601	$103,630
Net realized gain (loss)
on investments	(964,070)	1,121,942	(211,384)	946,612	(671,187)	2,925,409
Net change in unrealized
appreciation (depreciation)
on investments	(270,013)	18,835	(11,591,153)	12,828,518	(307,826)	515,010
Net increase (decrease) in
net assets resulting
from operations	(1,148,963)	1,462,127	(10,534,211)	15,327,851	(867,412)	3,544,049
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income	(98,921)	(309,165)	(1,906,146)	(1,346,857)	(101,716)	(111,815)
Realized gains	—	—	(280,536)	—	(110,327)	—
Total distributions to
shareholders	(98,921)	(309,165)	(2,186,682)	(1,346,857)	(212,043)	(111,815)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	1,326,786	3,124,104	—	15,646,588	5,602,571	7,050,083
Cost of shares redeemed	(2,291,797)	(16,968,366)	(22,408,571)	(5,552,019)	(7,433,585)	(10,374,496)
Net increase (decrease) in
net assets resulting from
shareholder transactions	(965,011)	(13,844,262)	(22,408,571)	10,094,569	(1,831,014)	(3,324,413)
Increase (Decrease) in
net assets	(2,212,895)	(12,691,300)	(35,129,464)	24,075,563	(2,910,469)	107,821
NET ASSETS:
Beginning of year	11,880,227	24,571,527	71,716,497	47,640,934	10,495,928	10,388,107
End of year	$9,667,332	$11,880,227	$36,587,033	$71,716,497	$7,585,459	$10,495,928
Undistributed net investment
income (loss) included in
net assets at end of year	$13,975	$27,776	$142,122	$773,393	$12,737	$2,854
CHANGES IN SHARES
OUTSTANDING:
Shares outstanding,
beginning of year	400,000	900,000	1,800,000	1,550,000	250,000	350,000
Shares sold	50,000	100,000	—	400,000	150,000	200,000
Shares redeemed	(100,000)	(600,000)	(650,000)	(150,000)	(200,000)	(300,000)
Shares outstanding,
end of year	350,000	400,000	1,150,000	1,800,000	200,000	250,000

The accompanying notes are an integral part of these financial statements.

43

Financial Highlights

RevenueShares Large Cap Fund

For a share outstanding throughout each period presented.

					For the Period
		Year Ended June 30,			February 22, 2008[1]
					Through
	2012	2011	2010	2009[2]	June 30, 2008[2]
Per Share Operating Performance:
Net asset value, beginning of period	$25.00	$19.40	$16.63	$22.87	$25.00
Net investment income[3]	0.41	0.39	0.29	0.33	0.15
Net realized and unrealized gain (loss)
on investments	0.21 [7]	5.57	2.74	(6.34)	(2.23)
Total gain (loss) from investment operations	0.62	5.96	3.03	(6.01)	(2.08)
Less Distributions from:
Net investment income	(0.42)	(0.36)	(0.26)	(0.23)	(0.05)
Net asset value, end of period	$25.20	$25.00	$19.40	$16.63	$22.87
Total Return at Net Asset Value[4]	2.59%	30.97%	18.21%	(26.27)%	(8.31)%
Total Return at Market Value[4]	2.57%	30.94%	17.99%	(26.52)%	(8.19)%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$156,284	$201,301	$138,721	$53,233	$32,048
Ratio to average net assets of:
Expenses, net of expense waivers
and reimbursements	0.49%	0.49%	0.49%	0.49%	0.49%[5]
Expenses, prior to expense waivers
and reimbursements	0.75%	0.73%	0.85%	1.89%	2.32%[5]
Net investment income, net of waivers
and reimbursements	1.72%	1.68%	1.44%	2.05%	1.87%[5]
Portfolio turnover rate[6]	29.05%	12.73%	6.72%	23.67%	0.88%

1	Commencement of operations.
[2]	On November 6, 2008, there was a 2 for 1 stock split. Historical per share amounts have been adjusted to reflect the 2 for 1 split on a retroactive basis.
[3]	Based on average daily shares outstanding.
[4]	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Adviser. Prior to June 30, 2010, the total return at market value reported in these Financial Highlights was calculated based on the Fund’s closing price on the NYSE Arca.
[5]	Annualized for periods less than one year.
[6]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Funds’ capital shares.
[7]	The amount of net gain from securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to the timing of purchases and redemptions of Fund shares during the year.

The accompanying notes are an integral part of these financial statements.

44

Financial Highlights — continued

RevenueShares Mid Cap Fund

For a share outstanding throughout each period presented.

					For the Period
		Year Ended June 30,			February 22, 2008[1]
					Through
	2012	2011	2010	2009[2]	June 30, 2008[2]
Per Share Operating Performance:
Net asset value, beginning of period	$31.69	$23.04	$18.84	$24.17	$25.00
Net investment income[3]	0.23	0.18	0.17	0.18	0.08
Net realized and unrealized gain (loss)
on investments	(1.15)	8.64	4.18	(5.36)	(0.84)
Total gain (loss) from investment operations	(0.92)	8.82	4.35	(5.18)	(0.76)
Less Distributions from:
Net investment income	(0.22)	(0.17)	(0.15)	(0.15)	(0.07)
Realized gains	(0.67)	—	—	—	—
Total distributions	(0.89)	(0.17)	(0.15)	(0.15)	(0.07)
Net asset value, end of period	$29.88	$31.69	$23.04	$18.84	$24.17
Total Return at Net Asset Value[4]	(2.72)%	38.40%	23.07%	(21.39)%	(3.02)%
Total Return at Market Value[4]	(2.80)%	38.42%	22.86%	(21.71)%	(2.44)%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$122,557	$144,235	$100,270	$30,166	$4,869
Ratio to average net assets of:
Expenses, net of expense waivers
and reimbursements	0.54%	0.54%	0.54%	0.54%	0.54%[5]
Expenses, prior to expense waivers
and reimbursements	0.82%	0.81%	0.89%	2.02%	4.93%[5]
Net investment income, net of waivers
and reimbursements	0.77%	0.61%	0.71%	1.12%	0.89%[5]
Portfolio turnover rate[6]	55.02%	38.03%	14.51%	35.25%	1.07%

[1]	Commencement of operations.
[2]	On November 6, 2008, there was a 2 for 1 stock split. Historical per share amounts have been adjusted to reflect the 2 for 1 split on a retroactive basis.
[3]	Based on average daily shares outstanding.
[4]	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Adviser. Prior to June 30, 2010, the total return at market value reported in these Financial Highlights was calculated based on the Fund’s closing price on the NYSE Arca.
[5]	Annualized for periods less than one year.
[6]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Funds’ capital shares.

The accompanying notes are an integral part of these financial statements.

45

Financial Highlights — continued

RevenueShares Small Cap Fund

For a share outstanding throughout each period presented.

					For the Period
		Year Ended June 30,			February 22, 2008[1]
					Through
	2012	2011	2010	2009[2]	June 30, 2008[2]
Per Share Operating Performance:
Net asset value, beginning of period	$34.47	$25.41	$20.04	$23.35	$25.00
Net investment income[3]	0.20	0.14	0.07	0.11	0.08
Net realized and unrealized gain (loss)
on investments	(0.81)	9.06	5.35	(3.32)	(1.67)
Total gain (loss) from investment operations	(0.61)	9.20	5.42	(3.21)	(1.59)
Less Distributions from:
Net investment income	(0.15)	(0.14)	(0.05)	(0.10)	(0.06)
Net asset value, end of period	$33.71	$34.47	$25.41	$20.04	$23.35
Total Return at Net Asset Value[4]	(1.75)%	36.26%	27.07%	(13.67)%	(6.36)%
Total Return at Market Value[4]	(1.67)%	36.10%	26.88%	(13.67)%	(6.10)%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$109,601	$131,017	$109,319	$32,099	$4,702
Ratio to average net assets of:
Expenses, net of expense waivers
and reimbursements	0.54%	0.54%	0.54%	0.54%	0.54%[5]
Expenses, prior to expense waivers
and reimbursements	0.84%	0.83%	0.89%	2.20%	5.03%[5]
Net investment income, net of waivers
and reimbursements	0.61%	0.44%	0.25%	0.62%	0.85%[5]
Portfolio turnover rate[6]	47.80%	33.72%	16.33%	32.38%	6.44%

[1]	Commencement of operations.
[2]	On November 6, 2008, there was a 2 for 1 stock split. Historical per share amounts have been adjusted to reflect the 2 for 1 split on a retroactive basis.
[3]	Based on average daily shares outstanding.
[4]	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Adviser. Prior to June 30, 2010, the total return at market value reported in these Financial Highlights was calculated based on the Fund’s closing price on the NYSE Arca.
[5]	Annualized for periods less than one year.
[6]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Funds’ capital shares.

The accompanying notes are an integral part of these financial statements.

46

Financial Highlights — continued

RevenueShares Financials Sector Fund

For a share outstanding throughout each period presented.

				For the Period
	Year Ended June 30,			November 10, 2008[1]
				Through
	2012	2011	2010	June 30, 2009
Per Share Operating Performance:
Net asset value, beginning of period	$29.70	$27.30	$22.36	$25.00
Net investment income[3]	0.26	0.46	0.15	0.19
Net realized and unrealized gain (loss) on investments	(2.05)	2.41	4.96	(2.69)
Total gain (loss) from investment operations	(1.79)	2.87	5.11	(2.50)
Less Distributions from:
Net investment income	(0.29)	(0.47)	(0.17)	(0.14)
Net asset value, end of period	$27.62	$29.70	$27.30	$22.36
Total Return at Net Asset Value[4]	(5.95)%	10.40%	22.87%	(9.87)%
Total Return at Market Value[4]	(5.93)%	10.29%	23.00%	(10.03)%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$9,667	$11,880	$24,572	$5,590
Ratio to average net assets of:
Expenses, net of expense waivers and reimbursements	0.49%	0.49%	0.49%	0.49%[5]
Expenses, prior to expense waivers and reimbursements	1.29%	1.03%	1.11%	3.14%[5]
Net investment income, net of waivers and reimbursements	0.98%	1.52%	0.51%	1.60%[5]
Portfolio turnover rate[6]	26.17%	15.99%	1.76%	19.26%

[1]	Commencement of operations.
[2]	On November 6, 2008, there was a 2 for 1 stock split. Historical per share amounts have been adjusted to reflect the 2 for 1 split on a retroactive basis.
[3]	Based on average daily shares outstanding.
[4]	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Adviser. Prior to June 30, 2010, the total return at market value reported in these Financial Highlights was calculated based on the Fund’s closing price on the NYSE Arca.
[5]	Annualized for periods less than one year.
[6]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Funds’ capital shares.

The accompanying notes are an integral part of these financial statements.

47

Financial Highlights — continued

RevenueShares ADR Fund

For a share outstanding throughout each period presented.

				For the Period
	Year Ended June 30,			November 18, 2008[1]
				Through
	2012	2011	2010	June 30, 2009
Per Share Operating Performance:
Net asset value, beginning of period	$39.84	$30.74	$30.09	$25.00
Net investment income[3]	1.00	0.96	1.07	0.58
Net realized and unrealized gain (loss) on investments	(7.47)	9.01	0.40	4.68
Total gain (loss) from investment operations	(6.47)	9.97	1.47	5.26
Less Distributions from:
Net investment income	(1.33)	(0.87)	(0.68)	(0.17)
Realized gains	(0.23)	—	(0.14)	—
Total distributions	(1.56)	(0.87)	(0.82)	(0.17)
Net asset value, end of period	$31.81	$39.84	$30.74	$30.09
Total Return at Net Asset Value[4]	(16.30)%	32.89%	4.64%	21.15%
Total Return at Market Value[4]	(16.32)%	32.90%	4.55%	21.18%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$36,587	$71,716	$47,641	$7,522
Ratio to average net assets of:
Expenses, net of expense waivers and reimbursements	0.49%	0.49%	0.49%	0.49%[5]
Expenses, prior to expense waivers and reimbursements	1.05%	0.99%	1.08%	3.52%[5]
Net investment income, net of waivers and reimbursements	2.97%	2.55%	3.06%	3.79%[5]
Portfolio turnover rate[6]	35.04%	37.11%	45.80%	82.02%

[1]	Commencement of operations.
[2]	On November 6, 2008, there was a 2 for 1 stock split. Historical per share amounts have been adjusted to reflect the 2 for 1 split on a retroactive basis.
[3]	Based on average daily shares outstanding.
[4]	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Adviser. Prior to June 30, 2010, the total return at market value reported in these Financial Highlights was calculated based on the Fund’s closing price on the NYSE Arca.
[5]	Annualized for periods less than one year.
[6]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Funds’ capital shares.

The accompanying notes are an integral part of these financial statements.

48

Financial Highlights — concluded

RevenueShares Navellier Overall A-100 Fund

For a share outstanding throughout each period presented.

				For the Period
	Year Ended June 30,			January 21, 2009[1]
				Through
	2012	2011	2010	June 30, 2009
Per Share Operating Performance:
Net asset value, beginning of period	$41.98	$29.68	$27.52	$25.00
Net investment income[3]	0.44	0.39	0.10	0.09
Net realized and unrealized gain (loss) on investments	(3.67)	12.32	2.61	2.52
Total gain (loss) from investment operations	(3.23)	12.71	2.71	2.61
Less Distributions from:
Net investment income	(0.38)	(0.41)	(0.07)	(0.09)
Realized gains	(0.44)	—	(0.48)	—
Total distributions	(0.82)	(0.41)	(0.55)	(0.09)
Net asset value, end of period	$37.93	$41.98	$29.68	$27.52
Total Return at Net Asset Value[4]	(7.61)%	43.05%	9.70%	10.48%
Total Return at Market Value[4]	(7.93)%	43.22%	9.81%	10.69%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$7,585	$10,496	$10,388	$5,504
Ratio to average net assets of:
Expenses, net of expense waivers and reimbursements	0.60%	0.60%	0.60%	0.60%[5]
Expenses, prior to expense waivers and reimbursements	1.42%	1.60%	1.40%	3.72%[5]
Net investment income, net of waivers and reimbursements	1.18%	1.06%	0.32%	0.81%[5]
Portfolio turnover rate[6]	154.06%	190.44%	182.12%	32.48%

[1]	Commencement of operations.
[2]	On November 6, 2008, there was a 2 for 1 stock split. Historical per share amounts have been adjusted to reflect the 2 for 1 split on a retroactive basis.
[3]	Based on average daily shares outstanding.
[4]	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Adviser. Prior to June 30, 2010, the total return at market value reported in these Financial Highlights was calculated based on the Fund’s closing price on the NYSE Arca.
[5]	Annualized for periods less than one year.
[6]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Funds’ capital shares.

The accompanying notes are an integral part of these financial statements.

49

Notes to Financial Statements

1. Organization

The RevenueShares ETF Trust (the “Trust”) was organized as a Delaware statutory trust on December 15, 2006 and has authorized capital of unlimited shares. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), which is currently comprised of six active funds (collectively, the “Funds” and each individually a “Fund”). The RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund and RevenueShares Small Cap Fund are diversified funds under the Act, the RevenueShares Financials Sector Fund, RevenueShares ADR Fund and RevenueShares Navellier Overall A-100 Fund are not diversified. Operations commenced on February 22, 2008 for the RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund and RevenueShares Small Cap Fund, November 10, 2008 for the RevenueShares Financials Sector Fund, November 18, 2008 for the RevenueShares ADR Fund and January 21, 2009 for the RevenueShares Navellier Overall A-100 Fund.

The objective of the Funds (RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund, RevenueShares Small Cap Fund, RevenueShares Financials Sector Fund, RevenueShares ADR Fund, and RevenueShares Navellier Overall A-100 Fund) is to outperform the total return performance of the Funds’ corresponding benchmarks (Standard & Poor’s (“S&P”) 500 Index, S&P MidCap 400 Index, S&P SmallCap 600 Index, S&P 500 Financials Index, S&P ADR Index, and the Navellier Overall A-100 Index, respectively).

2. Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amount of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Funds:

Investment Valuation — Security holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over the counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ Official Closing Price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith and in accordance with procedures adopted by the Trust’s Board of Trustees (the “Board”).

The Net Asset Value (“NAV”) per share of each Fund is computed by dividing the value of the net assets of each Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent. The Bank of New York Mellon Corp. calculates each Fund’s NAV at the close of the regular trading session on the NYSE, ordinarily 4:00 p.m., Eastern Time on each day that such exchange is open.

Investment Transactions — Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on sales of investment securities are calculated using the identified cost method.

Distributions to Shareholders — Each Fund shareholder is entitled to their share of a Fund’s income and net realized gains on investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.” Income dividends, if any, are generally distributed to shareholders quarterly. Net capital gains are distributed at least annually.

Investment Income — Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the information is available after the ex-dividend date. Interest income is accrued daily. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and /or high grade debt obligations, equivalent to at least 100% of the market value of securities loaned, is maintained at all times. The collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Lending portfolio securities could result in a loss or delay in recovering the Fund’s securities if the borrower defaults.

1
50

Notes to Financial Statements — continued

The securities lending income earned by the Funds is disclosed on the Statements of Operations. The value of loaned securities and related collateral outstanding at June 30, 2012 are shown in the Schedules of Investments and Statements of Assets and Liabilities. Therefore the value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2012, the collateral consisted of an institutional money market fund.

Expenses — Expenses of the Trust which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

3. Advisory Fees, Servicing Fees and Other Fees and Expenses

VTL Associates, LLC (the “Adviser”) has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Board. For the services it provides to the Funds, the Adviser receives an advisory fee.

The RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund, RevenueShares Small Cap Fund, RevenueShares Financials Sector Fund, RevenueShares ADR Fund and RevenueShares Navellier Overall A-100 Fund pay the Adviser an annualized fee of 0.45%, 0.50%, 0.50%, 0.45%, 0.60% and 0.60% respectively, based upon each Fund’s daily net assets.

The Trust and the Adviser have entered into a written fee waiver and expense reimbursement agreement pursuant to which the Adviser has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the net annual fund operating expenses for the RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund, RevenueShares Small Cap Fund, RevenueShares Financials Sector Fund, RevenueShares ADR Fund, and RevenueShares Navellier Overall A-100 Fund from exceeding 0.49%, 0.54%, 0.54%, 0.49%, 0.49% and 0.60%, respectively, based upon each Fund’s daily net assets. Amounts waived and/or reimbursed pursuant to this agreement are not subject to subsequent recapture by the Adviser. This agreement will remain in effect and will be contractually binding until October 31, 2012, after which it may be terminated or revised.

For the year ended June 30, 2012, the Adviser waived and reimbursed the following fees:

Fees Waived
and
Fund	Reimbursed
RevenueShares Large Cap Fund	$423,713
RevenueShares Mid Cap Fund	364,402
RevenueShares Small Cap Fund	344,218
RevenueShares Financials Sector Fund	69,229
RevenueShares ADR Fund	241,299
RevenueShares Navellier Overall A-100 Fund	77,284

Pursuant to a Sub-Advisory Agreement between the Adviser and Index Management Solutions, LLC (the “Sub-Adviser”), an affiliate of the Adviser, the Sub-Adviser will be responsible for the day-to-day management of the Funds, subject to the supervision of the Adviser and the Board. In this regard, the Sub-Adviser will be responsible for implementing the investment strategy for each Fund with regard to its underlying index and for general administration, compliance and management services as may be agreed between the Adviser and Sub-Adviser from time to time. Out of the advisory fee, the Adviser pays all fees and expenses of the Sub-Adviser.

The Bank of New York Mellon Corp. serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Distribution — Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). The Trust has adopted a distribution and services plan (“12b-1”) pursuant to rule 12b-1 under the 1940 Act. Each Fund is authorized to pay an amount up to a maximum annual rate of 0.25% of its average daily net assets for distribution related activities. No 12b-1 fees are currently paid by the Funds, and there are currently no plans to impose these fees.

Other Service Providers

Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides an Anti-Money Laundering Officer and Chief Compliance Officer as well as certain additional compliance support functions to the Funds. Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provided a Principal Financial Officer to the Funds for the period ended February 28, 2012.

51

Notes to Financial Statements — continued

Neither the Distributor, FCS, FMS nor any of their officers or employees who serve as an officer of the Funds, has any role in determining the investment policies of, or which securities are to be purchased or sold by, the Trust or its Funds. Certain officers or employees of FCS and FMS are also officers of the Trust. FCS and FMS have agreed to waive 10% of their fees when aggregate net assets of the Trust are under $300,000,000 or until December 31, 2010. For the year ended June 30, 2012, FCS and FMS were not required to waive fees pursuant to this agreement.

Licensing Fee Agreements — The Adviser has entered into a licensing agreement for each Fund with RevenueShares Investor Services. The trademarks are owned by the Licensor. These trademarks have been licensed to the Adviser for use with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensor and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

4. Creation and Redemption Transactions

As of June 30, 2012, there were an unlimited number of shares of beneficial interest without par value authorized by the Trust. Retail investors may only purchase and sell Fund shares at market prices on a national securities exchange through a broker-dealer. Such transactions may be subject to customary commission rates imposed by the broker-dealer, and market prices for a Fund’s shares may be at, above or below its NAV depending on the premium or discount at which the Fund’s shares trade.

Each Fund issues and redeems shares at NAV, only in large blocks typically consisting of 50,000 shares or more (“Creation Units”). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind contribution of a designated basket of equity securities constituting a portfolio sampling representation of the securities included in the relevant Fund’s underlying index and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

5. Fair Value Measurement

The authoritative guidance for fair value measurements and disclosures, Accounting Standards Codification™ Topic 820, establishes an authoritative framework for the measurement of fair value, and enhances disclosures about fair value measurements. Furthermore, Topic 820 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring the most observable inputs be used when available. The Funds utilized various inputs in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, the intrinsic value of securities such as rights, warrants or options, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following summarizes inputs used as of June 30, 2012 in valuing the Funds’ assets carried at fair value:

				Other
	Quoted Prices in Active Markets (Level 1)			Significant	Significant
			Money	Observable	Unobservable
		Preferred	Market	Inputs	Inputs
Fund	Common Stock	Stock	Funds	(Level 2)	(Level 3)	Total
RevenueShares Large Cap Fund	$156,205,751	$ —	$4,432,320	$ —	$ —	$160,638,071
RevenueShares Mid Cap Fund	123,179,948	—	5,937,980	—	—	129,117,928
RevenueShares Small Cap Fund	109,562,281	—	4,526,261	—	—	114,088,542
RevenueShares Financials
Sector Fund	9,662,035	—	425	—	—	9,662,460
RevenueShares ADR Fund	35,988,581	444,549	913,653	—	—	37,346,783
RevenueShares Navellier
Overall A-100 Fund	7,605,914	—	232,353	—	—	7,838,267

52

Notes to Financial Statements — continued

At June 30, 2012, the Funds did not hold any Level 2 or Level 3 securities. Please refer to each Fund’s Schedule of Investments to view equity securities segregated by industry type.

The Funds’ policy is to disclose transfers between Levels based on valuations at the beginning of the reporting period. At June 30, 2012, there were no transfers between Level 1, 2, or 3, based on the valuation input Levels assigned to securities on June 30, 2011.

6. Investment Transactions

The cost of purchases and the proceeds from sales of investment securities (excluding in-kind purchases and redemptions and short-term investments) for the year ended June 30, 2012 were as follows:

Fund	Purchases	Sales
RevenueShares Large Cap Fund	$50,094,087	$48,672,434
RevenueShares Mid Cap Fund	71,838,593	74,034,899
RevenueShares Small Cap Fund	56,355,715	55,269,147
RevenueShares Financials Sector Fund	2,336,161	2,337,164
RevenueShares ADR Fund	15,457,217	15,464,937
RevenueShares Navellier Overall A-100 Fund	14,654,551	14,757,992

For the year ended June 30, 2012, the cost of in-kind purchases and the proceeds from in-kind redemptions were as follows:

Fund	Purchases	Sales
RevenueShares Large Cap Fund	$ 4,858,717	$47,892,240
RevenueShares Mid Cap Fund	15,756,099	28,203,845
RevenueShares Small Cap Fund	18,037,712	32,559,492
RevenueShares Financials Sector Fund	1,323,784	2,290,066
RevenueShares ADR Fund	—	22,420,967
RevenueShares Navellier Overall A-100 Fund	5,593,832	7,429,614

Gains and losses on in-kind redemptions are not recognized at the Fund level for tax purposes.

7. Trustee’s Fees

The Trust compensates each Trustee who is not an officer or employee of the Adviser. No Trustee of the Trust who is also an officer or employee of the Adviser receives any compensation from the Trust for services to the Trust.

8. Federal Income Tax

The Funds intend to continue to qualify as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986 as amended (the “Internal Revenue Code”). If so qualified, the Funds will not be subject to Federal income tax to the extent they distribute substantially all of their net investment income and capital gains to shareholders.

At June 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

				Net
		Gross	Gross	Unrealized
		Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)
RevenueShares Large Cap Fund	$144,493,820	$25,896,700	$(9,752,449)	$16,144,251
RevenueShares Mid Cap Fund	116,222,861	19,664,461	(6,769,394)	12,895,067
RevenueShares Small Cap Fund	106,921,294	15,363,633	(8,196,385)	7,167,248
RevenueShares Financials Sector Fund	11,417,186	364,302	(2,119,028)	(1,754,726)
RevenueShares ADR Fund	43,162,380	1,730,220	(7,545,817)	(5,815,597)
RevenueShares Navellier Overall A-100 Fund	7,212,900	734,635	(109,268)	625,367

53

Notes to Financial Statements — continued

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark to market of unrealized gains on passive foreign investment companies. At June 30, 2012, the components of accumulated earnings/loss on a tax-basis were as follows:

		Accumulated		Total
	Undistributed	Undistributed	Net Unrealized	Accumulated
	Ordinary	Capital and	Appreciation	Earnings/
Fund	Income	Other Losses	(Depreciation)	(Losses)
RevenueShares Large Cap Fund	$688,718	$(2,765,191)	$16,144,251	$14,067,778
RevenueShares Mid Cap Fund	—	460,723	12,895,067	13,355,790
RevenueShares Small Cap Fund	249,977	72,083	7,167,248	7,489,308
RevenueShares Financials Sector Fund	13,975	(890,188)	(1,754,726)	(2,630,939)
RevenueShares ADR Fund	147,561	(1,922,840)	(5,815,597)	(7,590,876)
RevenueShares Navellier Overall A-100 Fund	12,737	(1,531,390)	625,367	(893,286)

The tax character of distributions paid during the year ended June 30, 2012 and 2011 were as follows:

	2012		2011
		Distributions		Distributions
	Distributions	Paid From	Distributions	Paid From
	Paid From	Long-Term	Paid From	Long-Term
Fund	Ordinary Income	Capital Gain	Ordinary Income	Capital Gain
RevenueShares Large Cap Fund	$2,947,099	$ —	$2,871,609	$ —
RevenueShares Mid Cap Fund	1,623,906	2,335,438	762,231	—
RevenueShares Small Cap Fund	525,064	—	543,364	—
RevenueShares Financials Sector Fund	98,921	—	309,165	—
RevenueShares ADR Fund	1,975,494	211,188	1,346,857	—
RevenueShares Navellier Overall A-100 Fund	144,914	67,129	111,815	—

At June 30, 2012, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains through the years indicated. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

	Capital Loss	Capital Loss	Capital Loss
	Available	Available	Available	Short-Term	Long-Term
	Through	Through	Through	Post-Effective	Post-Effective
Fund	2017	2018	2019	No Expiration	No Expiration	Total
RevenueShares Large Cap Fund	$ —	$711,580	$ —	$ —	$ —	$ 711,580
RevenueShares Financial Sector Fund	52,317	21,626	78,535	121,295	169,285	443,058
Revenueshares ADR Fund	—	—	—	169,705	87,800	257,505
RevenueShares Navellier Overall A-100 Fund	—	—	—	1,199,701	—	1,199,701

The Funds utilized capital loss carryforwards as follows to offset taxable capital gains realized during the year ended June 30, 2012 as follows:

Capital Loss
Carryforward
Fund	Utilized
RevenueShares Large Cap Fund	$2,697

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

54

Notes to Financial Statements — continued

Post-October losses represent losses realized on investment transactions from November 1, 2011 through June 30, 2012, that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year. During the year ended June 30, 2012, the Funds incurred and will elect to defer net capital losses as follows:

Post-October
Fund	Capital Losses
RevenueShares Large Cap Fund	$2,053,611
RevenueShares Financial Sector Fund	447,130
RevenueShares ADR Fund	1,665,335
RevenueShares Navellier Overall A-100 Fund	331,689

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of redemptions in kind. Results of operations and net assets were not affected by these reclassifications. At June 30, 2012, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

		Accumulated
	Undistributed	Net Realized
	Net Investment	Gain/(Loss) on	Paid-in-
Fund	Income	Investments	Capital
RevenueShares Large Cap Fund	$ —	$(8,760,072)	$8,760,072
RevenueShares Mid Cap Fund	(225,348)	(5,350,203)	5,575,551
RevenueShares Small Cap Fund	—	(5,307,626)	5,307,626
RevenueShares Financials Sector Fund	—	354,101	(354,101)
RevenueShares ADR Fund	6,549	(1,229,162)	1,222,613
RevenueShares Navellier Overall A-100 Fund	(2)	(863,813)	863,815

Financial reporting rules prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. If applicable, the Funds will recognize expenses accrued related to unrecognized interest expense and penalties in “Other” expense on the Statements of Operations. Management has determined that there is no impact resulting from the application of this interpretation to the Funds’ financial statements.

Financial reporting rules require management of the Funds to analyze all open tax years, fiscal years 2008-2012, as defined by IRS statute of limitations, for all major jurisdictions, including Federal tax authorities and certain state tax authorities. As of and during the year ended June 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

9. Risks

Concentration Risk

The RevenueShares Financials Sector Fund and the RevenueShares ADR Fund may be adversely affected by the performance of the securities in a particular industry and may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class than may be the case for a fund that was not concentrated in a particular industry.

Non-Diversification Risk

Each of the RevenueShares Financials Sector, RevenueShares ADR and RevenueShares Navellier Overall A-100 Funds are non-diversified and, as a result, may have greater volatility than other diversified funds. Because a non-diversified fund may invest a larger percentage of its assets in securities of a single company than diversified funds, the performance of that company can have a substantial impact on a Fund’s Share price. Each Fund intends to maintain the required level of diversification so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code in order to avoid liability for Federal income tax to the extent that its earnings are distributed to shareholders. Compliance with diversification requirements of the Internal Revenue Code could limit the investment flexibility of a Fund.

55

Notes to Financial Statements — concluded

Financial Sector Risk

Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition and adversely affected by natural disasters. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include REITs).

ADR Risk

The RevenueShares ADR Fund holds the securities of foreign companies in the form of ADRs, global shares or, in the case of Canadian equities, ordinary shares. Global shares are the actual (ordinary) shares of a non-U.S. company, which trade both in the home market and the U.S and are represented by the same share certificate in both the U.S. and the home market. Global shares may also be eligible to list on exchanges in addition to the United States and home country. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs are designed for use in the U.S. securities markets. Separate registrars in the United States and home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. Registrar.

The underlying securities of the ADRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. dollar. Global shares may trade in their home market in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the ADR or global shares and, therefore, the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

In addition, although the ADRs, global shares and ordinary shares in which the Fund invests are listed on major U.S. exchanges, there can be no assurance that a market for these securities will be made or maintained or that any such market will be or remain liquid. The price at which the Fund’s securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the securities are limited or absent or if bid/ask spreads are wide.

Foreign Market Risk

Since global shares and the underlying securities of ADRs in the RevenueShares ADR Fund’s portfolio trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the ADRs representing those underlying securities may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for Shares of the Fund.

10. Subsequent Events

On July 5, 2012, the Funds declared quarterly income dividends with an ex-date of July 6, 2012 and payable date of July 12, 2012. The income dividend per share for each Fund was as follows:

Income
Dividend
Fund	Per Share
RevenueShares Large Cap Fund	$0.11136
RevenueShares Mid Cap Fund	0.05537
RevenueShares Small Cap Fund	0.07733
RevenueShares Financials Sector Fund	0.04029
RevenueShares ADR Fund	0.12996
RevenueShares Navellier Overall A-100 Fund	0.06429

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that, except as set forth above, there are no material events that would require disclosure in the Funds’ financial statements through this date.

56

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of RevenueShares ETF Trust
and the Shareholders of the RevenueShares Large Cap Fund,
the RevenueShares Mid Cap Fund, the RevenueShares Small Cap Fund,
the RevenueShares Financials Sector Fund, the RevenueShares ADR Fund
and the RevenueShares Navellier Overall A-100 Fund

We have audited the accompanying statements of assets and liabilities of the RevenueShares Large Cap Fund, the RevenueShares Mid Cap Fund, the RevenueShares Small Cap Fund, the RevenueShares Financials Sector Fund, the RevenueShares ADR Fund, and the RevenueShares Navellier Overall A-100 Fund (the "Funds"), each a series of shares of the RevenueShares ETF Trust, including the schedules of investments, as of June 30, 2012, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended June 30, 2011 and the financial highlights for each year or period presented through the year ended June 30, 2011 have been audited by other auditors, whose report dated August 29, 2011, expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund, RevenueShares Small Cap Fund, RevenueShares Financials Sector Fund, RevenueShares ADR Fund, and RevenueShares Navellier Overall A-100 Fund as of June 30, 2012, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
August 24, 2012

57

Trustees and Officers of The Revenueshares ETF Trust

(Unaudited)

Independent Trustees

				Number of
				Portfolios in
	Position(s)	Term of Office[1]		Fund Complex[2]	Other Directorships
Name and Year	Held with	and Length of	Principal Occupation(s)	Overseen by	Held by Trustee
of Birth	Trust	Time Served	During Past 5 Years	Trustee	During Past 5 Years
James C. McAuliffe Year of Birth: 1951	Trustee	Since 2006	Retired. Police Officer from 1971 to 2004.	14	Director, Officer Daniel Boyle Scholarship Fund, from 1992 to present.

Christian W. Myers, III Year of Birth: 1952	Trustee	Since 2006	Firefighter from 1976 to present.	14	None

John J. Kolodziej Year of Birth: 1956	Trustee	Since 2007	Controller, Diagnostic Imaging Inc., from August 2010 to 2012; Director of Finance, St. Francis Medical Center, from 2002 to 2009.	14	None

John A. Reilly Year of Birth: 1931	Trustee	Since 2010	Retired. Firefighter from 1956 to 1988.	14	Trustee, Philadelphia Board of Pensions, from 1976 to present; Member of the Executive Board of National Conference on Public Employee Retirement Systems (NCPERS), from 1990 to present.

Interested Trustees

Vincent T. Lowry[3] Year of Birth: 1951	Chairman and Trustee; President	Since 2006	Chief Executive Officer and Chief Investment Officer, VTL, from 2004 to present; Managing Director, Smith Barney, Inc., from 1984 to 2004	14	None

Daniel J. Ledva[4] Year of Birth: 1972	Trustee	Since September 2011	Senior Managing Director, Co-Founder and Principal, Kelson Group, from 2010 to present; Director, Marwood Group, from 2002 to 2010.	14	Trustee, Dr. Gene A. Carpenter Foundation, from 2008 to present.

1	Each Trustee holds office for an indefinite term.
2	The “Fund Complex” consists of the Trust, which consists of 14 Funds, only six of which are operating.
3	Mr. Lowry is considered to be an “interested person” of the Trust as defined in the 1940 Act due to his relationship with VTL, the Funds’ investment adviser.
4	Mr. Ledva is deemed to be an “interested person” of the Trust as defined in the 1940 Act because the Kelson Group and its affiliated broker-dealer, Kelson Capital LLC, are currently negotiating certain arrangements, including acting as a private placement agent, with VTL and/or the Trust.

The Funds’ Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

58

Trustees And Officers of The RevenueShares ETF Trust

(Unaudited) — concluded

Officers

	Position(s)	Term of Office[1]
Name, Address and	Held with	and Length of
Year of Birth	the Trust	Time Served	Principal Occupation(s) During Past 5 Years
Michael Gompers One Commerce 2005 Market Street Suite 2020 Philadelphia, PA 19103 Year of Birth: 1981	Treasurer	Since March 2012	Chief Operating Officer, VTL, from March 2007 to present; Chief Executive Officer and Chief Compliance Officer, IMS, from December 2009 to present; Analyst, VTL, from July 2005 – March 2007; Accountant, Gompers & Associates, PLLC from January 2005 – July 2005.

Patrick J. Keniston[2] Three Canal Plaza Suite 100 Portland, ME 04101 Year of Birth: 1964	Chief Compliance Officer	Since 2009	Director, Foreside Compliance Services, LLC, from October 2008 to present; Vice President, Citi Fund Services Ohio, Inc., from 2005 to 2008; Attorney, Citigroup Global Transaction Services, from 2001 to 2005.

Jennifer Folgia One Commerce Square 2005 Market Street Suite 2020 Philadelphia, PA 19103 Year of Birth: 1973	Secretary	Since 2006	Operations Manager, VTL, from 2004 to present; Sales Assistant, Smith Barney, Inc., from 1994 to 2004.

1	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.
2	The Funds’ Chief Compliance Officer also serves as an officer of other unaffiliated mutual funds and ETFs for which Foreside Fund Services, LLC, the Distributor, or its affiliates act as distributor or service provider.

The Funds’ Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

59

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

On April 27, 2012, BBD, LLP was selected as the Trust’s independent registered public accounting firm for the 2012 fiscal year. The selection of BBD, LLP was recommended by the Trust’s Audit Committee, comprised of all non-interested Trustees, and was approved by the Board of Trustees. The reports of Ernst & Young, LLP, the predecessor independent registered public accounting firm, on the financial statements of the Funds for the fiscal years ended June 30, 2011 and June 30, 2010 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. In addition, there were no disagreements between the Trust and Ernst & Young, LLP on accounting principles, financial statement disclosures or audit scope, which, if not resolved to the satisfaction of Ernst & Young, LLP, would have caused them to make reference to the disagreement in their reports on the financial statements for such years.

Proxy Voting Policies, Procedures and Record

A description of the Trust’s proxy voting policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge upon request, by calling (877)738-8870. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The RevenueShares ETF Trust files its complete schedule of portfolio holdings with the SEC for its first and third quarters on Form N-Q. Copies of the filings are available on the SEC’s website at http://www.sec.gov. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to the following email box address: <publicinfo@sec.gov>.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of a Fund and the Fund’s net asset value may be found on the Funds’ website at http://www.revenuesharesetfs.com.

Federal Tax Status of Dividends Declared during the Tax Year

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

For Federal income tax purposes, dividends and short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction (“DRD”), and the individual qualified dividend rate (“QDI”) is presented below:

	QDI	DRD
RevenueShares Large Cap Fund	100.00%	100.00%
RevenueShares Mid Cap Fund	92.98%	92.74%
RevenueShares Small Cap Fund	100.00%	100.00%
RevenueShares Financials Sector Fund	100.00%	100.00%
RevenueShares ADR Fund	91.89%	2.85%
RevenueShares Navellier Overall A-100 Fund	89.36%	65.22%

With respect to the taxable year ended June 30, 2012, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

			RevenueShares
	RevenueShares	RevenueShares	Navellier
	Mid Cap Fund	ADR Fund	Overall A-100 Fund
From long-term capital gains, subject to
the 15% rate gains category	$2,335,438	$211,188	$67,129

RevenueShares ADR Fund in accordance with Section 853 of the Internal Revenue Code intends to elect to pass through to its shareholders the credit for taxes paid in foreign countries during its fiscal year ended June 30, 2012. In accordance with the current tax laws, the foreign income and foreign tax as of June 30, 2012 is as follows:

	Foreign	Foreign
	Dividend	Taxes

Dollar Amount	$1,477,819	$175,917

60

Investment Adviser	Sub-Adviser

VTL Associates, LLC	Index Management Solutions, LLC
One Commerce Square	One Commerce Square
2005 Market Street, Suite 2020	2005 Market Street, Suite 2020
Philadelphia, Pennsylvania 19103	Philadelphia, Pennsylvania 19103

Distributor	Transfer Agent

Foreside Fund Services, LLC	The Bank of New York Mellon
Three Canal Plaza, Suite 100	101 Barclay Street
Portland, Maine 04101	New York, New York 10286
www.foreside.com

Independent Registered Public Accounting Firm
Custodian
BBD, LLP
The Bank of New York Mellon	1835 Market Street, 26th Floor
101 Barclay Street	Philadelphia, Pennsylvania 19103
New York, New York 10286

Legal Counsel

Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, Pennsylvania 19103

61

RevenueShares™ ETF Trust
One Commerce Square, 2005 Market Street, Suite 2020
Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of each Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

Item 2. Code of Ethics.

a). The Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer or persons performing similar functions.

b). There have not been any changes to the Code of Ethics.

c). Not applicable.

d). During the period, Registrant granted no waivers from the provisions of its code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer or persons performing similar functions.

e). Not applicable.

f). Attached.

Item 3. Audit Committee Financial Expert.

a). The Registrant’s Board of Trustees has one audit committee financial expert serving on its audit committee, an “independent” Trustee, John J. Kolodziej. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

a). Audit Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit are as follows:

2012: $78,000
2011: $120,000

b). Audit-Related Fees: the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item are as follows:

2012: $ 0
2011: $ 0

c). Tax Fees, the aggregate fees billed in each of the previous last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

2012: $12,000
2011: $19,800

d). All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item are as follows:

2012: $ 0
2011: $ 0

e) Audit Committee Pre-Approval Policies and Procedures.

     (i) Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

     (ii) 100% of services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f) No response required.

(g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Funds, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) that directly impacted the Funds for the last two fiscal years is as follows:

2012: $12,000
2011: $19,800

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and all independent Trustees are members of such committee.

(b) Not applicable.

Item 6. Schedule of Investments.

(a) Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.
(b)	There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached.

(b) Separate certifications for each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17CFR 270.30a-(a)).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: RevenueShares ETF Trust

By: /s/ Vincent T. Lowry

Vincent T. Lowry, Chief Executive Officer

Date: September 6, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Registrant: RevenueShares ETF Trust

By: /s/ Vincent T. Lowry

Vincent T. Lowry, Chief Executive Officer

Date: September 6, 2012

By: /s/ Michael Gompers

Michael Gompers, Chief Financial Officer

Date: September 6, 2012